UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5883

Dreyfus Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

2

Dreyfus International
Stock Index Fund

ANNUAL REPORT October 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	UnderstandingYour Fund’s Expenses
7	ComparingYour Fund’s Expenses With Those of Other Funds
8	Statement of Investments
37	Statement of Financial Futures
38	Statement of Assets and Liabilities
39	Statement of Operations
40	Statement of Changes in Net Assets
41	Financial Highlights
42	Notes to Financial Statements
57	Report of Independent Registered Public Accounting Firm
58	Important Tax Information
59	Proxy Results
60	Board Members Information
62	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus International
Stock Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Stock Index Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012,Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus International Stock Index Fund produced a total return of 4.79%.1 This compares with a 4.61% total return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index” or the “Index”), during the same period.2

Despite heightened market volatility, improving economic sentiment in many parts of the world generally supported non-U.S. stock prices over the reporting period.

The Fund’s Investment Approach

The fund seeks to match the performance of the MSCI EAFE Index, a broadly diversified, international index composed of approximately 1,000 companies located in developed markets outside the United States and Canada.The fund attempts to match the Index’s return before fees and expenses by aligning the portfolio composition with the composition of the MSCI EAFE Index.The fund also invests in securities that represent the market as a whole, such as stock index futures, and manages its exposure to foreign currencies so that the fund’s currency profile matches the currency makeup of the MSCI EAFE Index.

Markets Reacted to Macroeconomic Developments

The reporting period began in the wake of major stock market declines throughout the world, resulting in attractive valuations across a number of geographic regions and market sectors in November 2011. Indeed, by the beginning of 2012 stocks in many markets were rallying amid more encouraging macroeconomic developments, including U.S. employment gains, a quantitative easing program in Europe that forestalled a more severe banking crisis in the region, and less restrictive monetary and fiscal policies in China in an environment of reduced inflationary pressures. Meanwhile, corporate earnings generally remained strong, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, and were able to focus more intently on company fundamentals and less on news headlines.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging economic news, and global stocks ended the reporting period with mild gains, on average. However, international stocks generally lagged their U.S. counterparts.

Financial, Health Care and Consumer Staples Stocks Led International Markets Higher

The international stock markets’ advance was supported by robust returns from the financials sector, which rebounded from relatively depressed levels over the reporting period. Banks in Asia and Australia fared especially well, as they saw growing deposits and lending volumes, low loan losses, and relatively little exposure to the troubled European banking system. In addition, a U.K.-based insurance company gained value on the strength of robust annuity sales in the United States.

In the health care sector, French and Swiss pharmaceutical developers advanced, in part due to their expansion into faster-growing U.S. and emerging markets. Meanwhile, crop science specialists benefited from rising demand for seeds for genetically modified organisms (GMOs) stemming from widespread droughts that hurt non-GMO crops in 2012.Among consumer staples companies, European producers of alcoholic beverages, tobacco products and chocolate achieved greater penetration of emerging markets, particularly in Latin America and China. Spirits producers also benefited from greater pricing power in a consolidating industry.

The information technology sector achieved less robust gains during the reporting period, as a number of Japanese consumer electronics companies and their suppliers were hurt by a sluggish domestic economy. Moreover, a Finland-based handset maker struggled to compete with more innovative companies in producing smartphones that appeal to fickle consumers.The materials sector was undermined by declining iron ore and copper prices, which had an especially severe impact on Australia-based metals-and-mining companies. Finally, results from the telecommunications services sector were hampered by the effects of economic weakness and more stringent regulation on carriers in Italy, Spain and France.

From a regional perspective, the United Kingdom, Switzerland and Australia generally produced some of the international markets’ stronger returns, while Japan, Spain and Italy lagged market averages.

The fund successfully employed stock index futures over the reporting period to increase exposure to international equity markets. In addition, the fund used forward contracts to protect the fund from unexpected fluctuations in currency exchange rates.

Macroeconomic Headwinds Remain

In light of ongoing macroeconomic challenges, we believe that heightened market volatility is likely to persist until the strength of the global economy becomes clearer. We have continued to monitor the fund’s investments in light of current market conditions. In our experience, the fund’s broadly diversified portfolio may help limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

November 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries.The index reflects actual investable opportunities for global investors for stocks that are free of foreign ownership limits or legal restrictions at the country level. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/12
	1 Year	5 Years	10 Years
Fund	4.79%	–6.20%	7.17%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	4.61%	–5.81%	7.73%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus International Stock Index Fund on 10/31/02 to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Stock Index Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

Expenses paid per $1,000†	$3.05
Ending value (after expenses)	$1,020.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

Expenses paid per $1,000†	$3.05
Ending value (after expenses)	$1,022.12

† Expenses are equal to the fund’s annualized expense ratio of .60%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

October 31, 2012

Common Stocks—97.8%	Shares	Value ($)
Australia—8.9%
AGL Energy	24,119	364,036
ALS	15,390	148,094
Alumina	112,290	112,483
Amcor	53,288	436,995
AMP	122,892	585,540
APA Group	28,377	151,998
Asciano	42,600	201,648
ASX	7,737	238,534
Australia & New Zealand Banking Group	115,654	3,055,405
Bendigo and Adelaide Bank	17,917	150,279
BHP Billiton	139,316	4,953,156
Boral	34,041	126,858
Brambles	67,326	507,388
Caltex Australia	6,352	112,357
Centro Retail Australia	53,843	120,168
CFS Retail Property Trust	87,781	178,143
Coca-Cola Amatil	25,497	355,985
Cochlear	2,583	190,881
Commonwealth Bank of Australia	68,765	4,122,302
Computershare	20,287	183,003
Crown	17,985	181,467
CSL	21,916	1,080,626
Dexus Property Group	210,826	215,566
Echo Entertainment Group	30,084	109,613
Fairfax Media	105,013	43,059
Fortescue Metals Group	61,998	262,578
Goodman Group	65,969	303,364
GPT Group	65,060	240,428
Harvey Norman Holdings	21,349	42,218
Iluka Resources	18,724	192,811
Incitec Pivot	73,343	240,584
Insurance Australia Group	92,243	439,508
James Hardie Industries-CDI	18,518	177,426
Leighton Holdings	7,148	132,818
Lend Lease Group	24,666	221,992

Common Stocks (continued)	Shares		Value ($)
Australia (continued)
Lynas	79,728	[a]	60,416
Macquarie Group	14,145		468,397
Metcash	32,769		124,499
Mirvac Group	148,930		232,669
National Australia Bank	96,610		2,586,389
Newcrest Mining	33,465		918,139
Orica	15,789		411,713
Origin Energy	46,878		552,800
OZ Minerals	14,661		124,643
Qantas Airways	41,721	[a]	57,601
QBE Insurance Group	50,623		692,602
QR National	75,896		294,653
Ramsay Health Care	6,148		151,635
Rio Tinto	18,951		1,120,134
Santos	40,562		484,635
Sims Metal Management	8,030		78,521
Sonic Healthcare	16,149		217,926
SP Ausnet	72,030		79,257
Stockland	98,598		354,132
Suncorp Group	55,863		545,095
Sydney Airport	14,652		51,560
Tabcorp Holdings	33,277		98,103
Tatts Group	60,376		175,486
Telstra	188,608		810,552
Toll Holdings	28,622		131,918
Transurban Group	57,139		360,626
Wesfarmers	43,340		1,564,278
Westfield Group	92,600		1,024,681
Westfield Retail Trust	126,912		408,399
Westpac Banking	131,896		3,492,710
Whitehaven Coal	19,528		61,827
Woodside Petroleum	28,008		1,000,140
Woolworths	53,523		1,634,014
WorleyParsons	8,630		221,004
			40,770,465

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Austria—.3%
Andritz	3,077		185,333
Erste Group Bank	8,866	[a]	222,650
IMMOFINANZ	42,985	[a]	166,030
OMV	6,594		241,019
Raiffeisen Bank International	2,344		93,727
Telekom Austria	9,805		61,764
Verbund	3,340		77,729
Vienna Insurance Group	1,670		71,712
Voestalpine	5,020		158,111
			1,278,075
Belgium—1.1%
Ageas	9,833		250,248
Anheuser-Busch InBev	34,662		2,898,234
Belgacom	6,323		184,809
Colruyt	3,099		141,550
Delhaize Group	4,505		172,225
Groupe Bruxelles Lambert	3,633		268,218
Groupe Bruxelles Lambert (STRIP)	236	[a]	1
KBC Groep	7,431		174,429
Mobistar	1,360		35,978
Solvay	2,666		320,534
Telenet Group Holding	2,398		109,951
UCB	4,672		272,501
Umicore	4,980		255,577
			5,084,255
China—.0%
Foxconn International Holdings	86,000	[a]	29,961
Yangzijiang Shipbuilding Holdings	91,000		67,515
			97,476
Denmark—1.1%
AP Moller—Maersk, Cl. A	25		165,585
AP Moller—Maersk, Cl. B	56		390,760
Carlsberg, Cl. B	4,679		403,646
Coloplast, Cl. B	946		207,433
Danske Bank	27,790	[a]	434,570
DSV	8,495		190,997

Common Stocks (continued)	Shares		Value ($)
Denmark (continued)
Novo Nordisk, Cl. B	17,576		2,832,450
Novozymes, Cl. B	10,284		284,111
TDC	21,423		147,588
Tryg	1,152		75,261
William Demant Holding	1,152	[a]	99,080
			5,231,481
Finland—.8%
Elisa	6,364		136,433
Fortum	19,128		353,791
Kesko, Cl. B	2,995		93,749
Kone, Cl. B	6,618		473,927
Metso	5,760		202,099
Neste Oil	6,406		80,083
Nokia	164,017		441,761
Nokian Renkaat	4,986		206,802
Orion, Cl. B	4,426		109,457
Pohjola Bank, Cl. A	5,029		68,442
Sampo, Cl. A	18,201		570,433
Stora Enso, Cl. R	25,512		160,971
UPM-Kymmene	23,543		252,055
Wartsila	7,376		298,378
			3,448,381
France—8.7%
Accor	6,674		208,216
Aeroports de Paris	1,389		107,390
Air Liquide	13,450		1,586,414
Alcatel-Lucent	101,640	[a]	103,416
Alstom	9,164		312,981
Arkema	2,734		249,261
Atos	2,389		160,429
AXA	76,016		1,208,441
BNP Paribas	41,656		2,095,434
Bouygues	8,391		201,803
Bureau Veritas	2,309		245,200
Cap Gemini	6,669		280,324
Carrefour	25,035		604,848

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
France (continued)
Casino Guichard Perrachon	2,306		201,392
Christian Dior	2,425		348,103
Cie de St-Gobain	17,306		609,900
Cie Generale d’Optique Essilor International	8,805		793,742
Cie Generale de Geophysique-Veritas	5,669	[a]	185,239
Cie Generale des Etablissements Michelin	7,753		665,846
CNP Assurances	6,982		98,641
Credit Agricole	44,794	[a]	337,209
Danone	24,925		1,532,129
Dassault Systemes	2,597		273,629
Edenred	7,041		203,741
EDF	10,738		227,211
Eurazeo	1,390		63,625
Eutelsat Communications	5,705		182,644
Fonciere Des Regions	1,253		100,725
France Telecom	79,656		888,118
GDF Suez	53,969		1,238,492
Gecina	1,000		110,742
Groupe Eurotunnel	24,439		185,814
ICADE	1,094		98,450
Iliad	1,003		154,509
Imerys	1,513		85,002
JCDecaux	3,387		71,689
Klepierre	3,884		144,004
L’Oreal	10,375		1,321,484
Lafarge	7,929		464,320
Lagardere	4,997		136,564
Legrand	10,537		405,900
LVMH Moet Hennessy Louis Vuitton	10,945		1,778,960
Natixis	41,498		135,974
Pernod-Ricard	9,094		978,685
Peugeot	10,393	[a]	66,492
PPR	3,273		575,465
Publicis Groupe	7,525		405,403
Remy Cointreau	943		97,805
Renault	8,556		382,709

Common Stocks (continued)	Shares		Value ($)
France (continued)
Rexel	4,545		82,267
Safran	10,082		401,113
Sanofi	51,359		4,514,682
Schneider Electric	22,447		1,403,374
SCOR	6,713		179,154
Societe BIC	1,157		141,086
Societe Generale	29,975	[a]	952,842
Sodexo	4,195		322,814
Suez Environnement	11,482		121,931
Technip	4,304		484,780
Thales	3,659	[a]	128,690
Total	91,919		4,625,020
Unibail-Rodamco	3,979		896,606
Vallourec	4,321		177,736
Veolia Environnement	13,764		136,245
Vinci	19,888		880,179
Vivendi	55,384		1,133,135
Wendel	1,527		134,566
Zodiac Aerospace	1,443		147,719
			39,778,453
Germany—7.9%
Adidas	9,047		770,763
Allianz	19,638		2,434,896
Axel Springer	1,517		65,063
BASF	39,656		3,285,991
Bayer	35,694		3,108,513
Bayerische Motoren Werke	14,392		1,146,294
Beiersdorf	4,473		325,306
Brenntag	2,007		252,956
Celesio	3,952		76,502
Commerzbank	159,134	[a]	304,853
Continental	3,384		339,181
Daimler	39,071		1,824,363
Deutsche Bank	40,473		1,834,484
Deutsche Boerse	8,454		457,589
Deutsche Lufthansa	9,238		141,171

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Germany (continued)
Deutsche Post	36,606		725,696
Deutsche Telekom	120,928		1,380,722
E.ON	77,618		1,763,588
Fraport Frankfurt Airport Services Worldwide	1,609		94,348
Fresenius & Co.	5,292		603,608
Fresenius Medical Care & Co.	9,063		636,567
GEA Group	7,622		237,990
Hannover Rueckversicherung	2,468		173,603
HeidelbergCement	5,942		314,922
Henkel & Co.	5,774		373,598
Hochtief	1,402	[a]	69,526
Hugo Boss	978		97,899
Infineon Technologies	46,230		314,584
K+S	7,687		363,666
Kabel Deutschland Holding	3,938		283,743
Lanxess	3,616		298,693
Linde	7,959		1,338,501
MAN	1,930		194,646
Merck	2,731		349,021
Metro	5,316		153,137
Muenchener Rueckversicherungs	7,710		1,239,164
RWE	21,226		969,933
Salzgitter	1,819		78,711
SAP	39,746		2,895,227
Siemens	35,529		3,570,768
Suedzucker	3,046		118,027
ThyssenKrupp	16,741		380,921
United Internet	4,460		89,227
Volkswagen	1,298		253,032
Wacker Chemie	762		43,042
			35,774,035
Greece—.1%
Coca-Cola Hellenic Bottling	8,251	[a]	176,459
OPAP	8,540		54,570
			231,029

Common Stocks (continued)	Shares		Value ($)
Hong Kong—3.0%
AIA Group	440,800		1,746,126
ASM Pacific Technology	7,900		88,072
Bank of East Asia	60,550		224,620
BOC Hong Kong Holdings	161,000		495,461
Cathay Pacific Airways	52,000		94,203
Cheung Kong Holdings	61,000		901,220
Cheung Kong Infrastructure Holdings	21,000		123,019
CLP Holdings	79,288		676,246
First Pacific	100,000		111,354
Galaxy Entertainment Group	60,000	[a]	206,321
Hang Lung Group	39,000		230,979
Hang Lung Properties	100,000		347,740
Hang Seng Bank	33,200		509,777
Henderson Land Development	42,762		296,297
Hong Kong & China Gas	227,329		604,251
Hong Kong Exchanges & Clearing	44,300		731,088
Hopewell Holdings	26,000		93,767
Hutchison Whampoa	91,800		903,188
Hysan Development	28,000		123,741
Kerry Properties	29,500		146,357
Li & Fung	257,200		431,429
Lifestyle International Holdings	18,000		38,462
Link REIT	98,000		487,468
MGM China Holdings	40,000		72,258
MTR	60,500		236,534
New World Development	162,786		251,634
NWS Holdings	60,000		90,580
Orient Overseas International	11,300		71,445
PCCW	167,000		67,446
Power Assets Holdings	60,000		510,190
Shangri-La Asia	65,000		125,806
Sino Land	127,730		228,759
SJM Holdings	80,530		175,398
Sun Hung Kai Properties	68,699		956,461
Swire Pacific, Cl. A	28,500	[a]	338,137

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Hong Kong (continued)
Wharf Holdings	67,311		460,752
Wheelock & Co.	42,000		183,715
Wing Hang Bank	8,000		84,851
Wynn Macau	71,200		201,655
Yue Yuen Industrial Holdings	32,300		111,486
			13,778,293
Ireland—.3%
CRH	30,961		576,265
Elan	21,908	[a]	241,933
Irish Bank Resolution	35,225	[a,b]	46
Kerry Group, Cl. A	6,393		335,178
Ryanair Holdings	4,000	[a]	23,175
			1,176,597
Israel—.6%
Bank Hapoalim	43,216	[a]	169,808
Bank Leumi Le-Israel	55,519	[a]	178,695
Bezeq Israeli Telecommunication	76,662		93,487
Delek Group	202		38,412
Israel	117		79,533
Israel Chemicals	18,572		232,410
Israel Discount Bank, Cl. A	1	[a]	1
Mellanox Technologies	1,373	[a]	104,186
Mizrahi Tefahot Bank	6,222	[a]	56,474
NICE Systems	2,452	[a]	81,130
Teva Pharmaceutical Industries	40,606		1,649,898
			2,684,034
Italy—2.3%
Assicurazioni Generali	50,461		820,174
Atlantia	14,628		241,360
Autogrill	5,146		52,593
Banca Monte dei Paschi di Siena	281,163	[a]	77,623
Banco Popolare	72,942	[a]	116,288
Enel	282,712		1,062,662
Enel Green Power	80,792		137,390
Eni	110,468		2,535,758
EXOR	2,723		70,164

Common Stocks (continued)	Shares		Value ($)
Italy (continued)
Fiat	38,655	[a]	188,385
Fiat Industrial	37,889		410,310
Finmeccanica	19,919	[a]	98,676
Intesa Sanpaolo	434,572		697,888
Intesa Sanpaolo-RSP	47,999		63,333
Luxottica Group	5,098		193,937
Mediaset	31,881		55,785
Mediobanca	23,963		136,537
Pirelli & C	9,607		111,259
Prysmian	8,559		164,630
Saipem	11,398		512,047
Snam	71,950		318,381
STMicroelectronics	28,962		170,314
Telecom Italia	407,312		375,097
Telecom Italia-RSP	266,227		212,562
Tenaris	20,365		380,893
Terna Rete Elettrica Nazionale	56,257		211,460
Unicredit	173,641	[a]	766,566
Unione di Banche Italiane	34,541		135,743
			10,317,815
Japan—19.2%
ABC-Mart	1,000		43,843
Advantest	6,400		80,812
Aeon	26,900		293,497
Aeon Credit Service	2,860		60,689
AEON Mall	2,800		72,639
Air Water	7,000		87,686
Aisin Seiki	8,600		250,147
Ajinomoto	28,800		439,775
Alfresa Holdings	1,900		85,920
All Nippon Airways	34,000		71,978
Amada	17,000		86,246
Aozora Bank	21,959		61,891
Asahi Glass	43,800		297,377
Asahi Group Holdings	16,800		382,803
Asahi Kasei	55,900		307,404

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Asics	7,000	101,628
Astellas Pharma	19,079	947,617
Bank of Kyoto	14,000	120,306
Bank of Yokohama	52,000	239,058
Benesse Holdings	3,100	149,311
Bridgestone	28,100	654,364
Brother Industries	11,200	105,504
Canon	48,850	1,577,544
Casio Computer	9,300	71,064
Central Japan Railway	6,100	524,953
Chiba Bank	34,000	198,472
Chiyoda	6,000	96,806
Chubu Electric Power	28,800	296,911
Chugai Pharmaceutical	10,128	205,275
Chugoku Bank	7,000	96,280
Chugoku Electric Power	13,400	144,021
Citizen Holdings	12,400	62,909
Coca-Cola West	2,700	41,364
Cosmo Oil	27,000	48,027
Credit Saison	7,100	155,910
Dai Nippon Printing	24,800	175,523
Dai-ichi Life Insurance	361	416,034
Daicel	11,000	66,003
Daido Steel	12,200	52,877
Daihatsu Motor	9,000	157,610
Daiichi Sankyo	29,283	447,517
Daikin Industries	10,400	287,651
Dainippon Sumitomo Pharma	6,900	79,260
Daito Trust Construction	3,200	323,087
Daiwa House Industry	22,400	339,241
Daiwa Securities Group	75,000	298,760
DeNA	4,300	134,176
Denki Kagaku Kogyo	22,600	69,643
Denso	21,000	657,384
Dentsu	7,500	176,907
East Japan Railway	14,600	1,002,230

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Eisai	11,000	489,853
Electric Power Development	5,280	135,125
FamilyMart	2,617	126,867
FANUC	8,229	1,310,166
Fast Retailing	2,258	502,909
Fuji Electric	21,000	42,616
Fuji Heavy Industries	24,000	230,590
FUJIFILM Holdings	20,000	337,217
Fujitsu	80,800	310,730
Fukuoka Financial Group	33,000	128,974
Furukawa Electric	28,000	55,769
Gree	4,300	74,979
GS Yuasa	16,000	62,533
Gunma Bank	18,000	86,809
Hachijuni Bank	20,000	103,219
Hakuhodo DY Holdings	1,170	70,056
Hamamatsu Photonics	3,200	110,836
Hankyu Hanshin Holdings	49,000	271,302
Hino Motors	12,000	92,597
Hirose Electric	1,300	139,071
Hisamitsu Pharmaceutical	2,500	129,337
Hitachi	198,900	1,053,923
Hitachi Chemical	4,000	56,370
Hitachi Construction Machinery	5,000	82,112
Hitachi High-Technologies	2,700	59,087
Hitachi Metals	8,000	74,859
Hokkaido Electric Power	8,200	67,486
Hokuriku Electric Power	7,700	76,489
Honda Motor	70,359	2,106,451
Hoya	18,800	380,569
HULIC	10,800	85,637
Ibiden	5,600	70,500
Idemitsu Kosan	900	77,452
IHI	61,000	128,373
INPEX	97	552,862
Isetan Mitsukoshi Holdings	14,620	143,032

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Isuzu Motors	52,000	274,884
ITOCHU	65,100	651,571
Itochu Techno-Solutions	900	46,561
Iyo Bank	11,000	85,018
J Front Retailing	22,800	118,527
Japan Airlines	2,600	123,763
Japan Petroleum Exploration	1,400	52,699
Japan Prime Realty Investment	27	81,274
Japan Real Estate Investment	24	240,210
Japan Retail Fund Investment	79	143,987
Japan Steel Works	13,000	77,026
Japan Tobacco	39,200	1,083,242
JFE Holdings	20,560	289,741
JGC	9,000	309,470
Joyo Bank	26,462	127,951
JSR	7,700	131,950
JTEKT	10,800	81,172
Jupiter Telecommunications	92	125,041
JX Holdings	96,576	514,153
Kajima	38,800	107,413
Kamigumi	9,400	75,831
Kaneka	12,000	58,474
Kansai Electric Power	34,099	262,267
Kansai Paint	10,000	107,604
Kao	22,700	637,522
Kawasaki Heavy Industries	65,000	133,534
Kawasaki Kisen Kaisha	35,000	44,282
KDDI	11,600	900,914
Keikyu	20,000	188,400
Keio	25,000	189,778
Keisei Electric Railway	13,000	119,203
Keyence	1,985	526,648
Kikkoman	8,000	106,226
Kinden	6,000	37,580
Kintetsu	68,354	268,005
Kirin Holdings	37,000	464,412

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Kobe Steel	113,000		99,086
Koito Manufacturing	4,000		49,656
Komatsu	40,500		848,253
Konami	4,400		100,809
Konica Minolta Holdings	19,500		129,463
Kubota	47,000		480,421
Kuraray	14,200		164,893
Kurita Water Industries	4,800		108,952
Kyocera	6,600		579,557
Kyowa Hakko Kirin	11,705		124,484
Kyushu Electric Power	18,000		136,415
Lawson	2,600		191,181
LIXIL Group	11,724		259,212
Mabuchi Motor	1,000		42,340
Makita	5,100		201,560
Marubeni	72,000		466,291
Marui Group	10,900		78,374
Maruichi Steel Tube	2,000		41,588
Mazda Motor	114,000	[a]	135,663
McDonald’s Holdings Japan	3,000		83,352
Medipal Holdings	5,800		73,817
MEIJI Holdings	2,521		115,423
Miraca Holdings	2,600		109,921
Mitsubishi	61,198		1,092,411
Mitsubishi Chemical Holdings	59,380		235,050
Mitsubishi Electric	84,000		627,133
Mitsubishi Estate	54,000		1,068,095
Mitsubishi Gas Chemical	16,000		78,968
Mitsubishi Heavy Industries	130,700		550,109
Mitsubishi Logistics	4,000		51,560
Mitsubishi Materials	51,000		148,215
Mitsubishi Motors	159,000	[a]	137,430
Mitsubishi Tanabe Pharma	9,200		132,647
Mitsubishi UFJ Financial Group	549,590		2,485,306
Mitsubishi UFJ Lease & Finance	2,550		109,884
Mitsui & Co.	74,600		1,051,297

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Mitsui Chemicals	38,000		78,542
Mitsui Fudosan	36,286		733,174
Mitsui OSK Lines	50,000		119,629
Mizuho Financial Group	984,000		1,540,774
MS&AD Insurance Group Holdings	21,457		363,664
Murata Manufacturing	9,000		437,430
Nabtesco	4,500		83,766
Namco Bandai Holdings	7,850		123,311
NEC	120,800		231,522
NEXON	4,600		56,067
NGK Insulators	11,000		122,636
NGK Spark Plug	7,926		88,563
NHK Spring	7,000		58,311
Nidec	4,600		327,296
Nikon	15,160		385,504
Nintendo	4,525		582,701
Nippon Building Fund	26		279,118
Nippon Electric Glass	17,085		86,891
Nippon Express	38,000		138,995
Nippon Meat Packers	7,000		86,809
Nippon Paper Group	3,800		43,460
Nippon Steel	333,615		735,516
Nippon Telegraph & Telephone	18,700		851,491
Nippon Yusen	69,800		132,902
Nishi-Nippon City Bank	26,000		59,276
Nissan Motor	106,800		893,679
Nisshin Seifun Group	7,800		97,415
Nisshin Steel Holdings	2,900	[a]	19,217
Nissin Foods Holdings	2,600		98,359
Nitori Holdings	1,400		114,343
Nitto Denko	7,300		331,028
NKSJ Holdings	16,670		303,831
NOK	5,100		81,646
Nomura Holdings	156,300		563,878
Nomura Real Estate Holdings	4,000		71,803
Nomura Real Estate Office Fund	12		75,460

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Nomura Research Institute	4,700		99,793
NSK	20,000		109,733
NTN	19,000		34,035
NTT Data	55		179,062
NTT DoCoMo	656		963,908
NTT Urban Development	55		45,265
Obayashi	26,000		116,272
Odakyu Electric Railway	28,000		297,081
OJI Paper	35,000		102,593
Olympus	9,500	[a]	165,890
Omron	9,200		183,239
Ono Pharmaceutical	3,400		205,286
ORACLE JAPAN	1,400		62,257
Oriental Land	2,100		286,471
ORIX	4,540		466,341
Osaka Gas	82,000		337,943
OTSUKA	700		57,084
Otsuka Holdings	15,800		486,687
Panasonic	95,395		614,218
Rakuten	32,500		292,309
Resona Holdings	84,200		363,886
Ricoh	27,000		225,592
Rinnai	1,500		102,405
Rohm	4,400		141,927
Sankyo	2,200		99,624
Sanrio	2,100		69,158
Santen Pharmaceutical	3,300		144,476
SBI Holdings	8,430		58,924
Secom	8,900		453,194
Sega Sammy Holdings	8,784		165,601
Seiko Epson	4,900		27,192
Sekisui Chemical	19,000		155,894
Sekisui House	23,000		234,811
Seven & I Holdings	32,360		998,000
Seven Bank	26,000		74,258
Sharp	46,000		99,111

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Shikoku Electric Power	8,200		87,619
Shimadzu	9,000		60,541
Shimamura	1,000		104,221
Shimano	3,300		207,929
Shimizu	23,000		76,926
Shin-Etsu Chemical	17,600		992,108
Shinsei Bank	67,000		98,196
Shionogi & Co.	13,100		217,267
Shiseido	16,200		204,961
Shizuoka Bank	23,400		239,188
Showa Denko	57,000		87,110
Showa Shell Sekiyu	8,500		47,275
SMC	2,400		378,204
Softbank	38,200		1,209,212
Sojitz	54,600		67,711
Sony	43,980		525,578
Sony Financial Holdings	7,000		124,865
Square Enix Holdings	2,700		38,050
Stanley Electric	6,700		92,321
Sumco	4,900	[a]	33,514
Sumitomo	48,600		662,368
Sumitomo Chemical	66,000		185,194
Sumitomo Electric Industries	33,000		354,679
Sumitomo Heavy Industries	25,000		89,565
Sumitomo Metal Mining	23,000		302,806
Sumitomo Mitsui Financial Group	57,900		1,772,612
Sumitomo Mitsui Trust Holdings	135,640		411,185
Sumitomo Realty & Development	15,000		414,130
Sumitomo Rubber Industries	7,600		89,395
Suruga Bank	8,000		96,004
Suzuken	2,920		92,139
Suzuki Motor	16,200		366,900
Sysmex	3,200		150,520
T&D Holdings	26,000		284,004
Taiheiyo Cement	47,000		100,088
Taisei	48,000		132,281

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Taisho Pharmaceutical Holdings	1,500		121,007
Taiyo Nippon Sanso	12,000		65,840
Takashimaya	12,000		78,918
Takeda Pharmaceutical	34,000		1,580,108
TDK	5,500		206,483
Teijin	40,000		91,695
Terumo	6,800		293,023
THK	5,600		93,088
Tobu Railway	45,000		239,008
Toho	4,300		74,925
Toho Gas	18,000		109,132
Tohoku Electric Power	19,800	[a]	145,840
Tokio Marine Holdings	31,300		828,472
Tokyo Electric Power	68,472	[a]	111,504
Tokyo Electron	7,200		323,337
Tokyo Gas	107,000		566,967
Tokyu	50,820		258,461
Tokyu Land	19,000		106,627
TonenGeneral Sekiyu	13,000		117,901
Toppan Printing	25,000		144,369
Toray Industries	64,000		373,594
Toshiba	174,000		645,171
Tosoh	22,000		42,991
TOTO	13,000		97,382
Toyo Seikan Kaisha	7,100		75,420
Toyo Suisan Kaisha	4,000		99,662
Toyoda Gosei	2,300		45,234
Toyota Boshoku	2,600		24,590
Toyota Industries	7,300		208,493
Toyota Motor	119,157		4,574,924
Toyota Tsusho	8,800		192,028
Trend Micro	4,700		131,645
Tsumura & Co.	2,300		73,469
Ube Industries	46,600		106,241
UNICHARM	5,000		270,575
Ushio	4,600		48,518

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
USS	980		102,996
West Japan Railway	7,600		331,780
Yahoo! Japan	616		211,969
Yakult Honsha	4,300		200,376
Yamada Denki	3,620		156,898
Yamaguchi Financial Group	9,000		74,521
Yamaha	7,200		64,667
Yamaha Motor	13,200		126,163
Yamato Holdings	16,000		243,517
Yamato Kogyo	1,800		50,530
Yamazaki Baking	4,000		48,102
Yaskawa Electric	9,000		64,487
Yokogawa Electric	8,800		100,093
			87,802,774
Luxembourg—.1%
SES	12,637		349,699
Macau—.1%
Sands China	107,413		404,009
Mexico—.1%
Fresnillo	7,467		231,239
Netherlands—2.7%
Aegon	76,511		427,221
Akzo Nobel	10,107		549,812
ASML Holding	18,253		1,004,303
Corio	2,835		126,313
DE Master Blenders 1753	24,938	[a]	304,775
Delta Lloyd	3,857		64,140
European Aeronautic Defence and Space	17,744		630,396
Fugro	3,133		211,812
Gemalto	3,377		304,732
Heineken	10,089		621,997
Heineken Holding	4,528		229,769
ING Groep	164,830	[a]	1,456,192
Koninklijke Ahold	45,795		583,062
Koninklijke Boskalis Westminster	3,270		124,566
Koninklijke DSM	6,749		346,539

Common Stocks (continued)	Shares		Value ($)
Netherlands (continued)
Koninklijke KPN	42,421		267,825
Koninklijke Philips Electronics	43,844		1,096,214
Koninklijke Vopak	2,922		203,417
QIAGEN	9,940	[a]	172,705
Randstad Holding	5,158		168,374
Reed Elsevier	30,068		403,949
SBM Offshore	6,898	[a]	90,123
TNT Express	14,602		153,795
Unilever	70,274		2,580,442
Wolters Kluwer	13,602		263,218
			12,385,691
New Zealand—.1%
Auckland International Airport	42,260		93,316
Contact Energy	16,082	[a]	73,271
Fletcher Building	30,980		179,365
SKYCITY Entertainment Group	26,289		83,886
Telecom Corporation of New Zealand	78,060		154,393
			584,231
Norway—.9%
Aker Solutions	7,694		151,146
DNB	42,372		529,158
Gjensidige Forsikring	8,002		116,915
Norsk Hydro	38,580		173,706
Orkla	34,223		270,720
Seadrill	15,031		608,485
Statoil	48,587		1,200,763
Telenor	31,159		612,654
Yara International	7,934		373,787
			4,037,334
Portugal—.2%
Banco Espirito Santo	74,846	[a]	72,758
Energias de Portugal	79,751		216,661
Galp Energia	9,504		152,134
Jeronimo Martins	10,165		177,866
Portugal Telecom	27,519		138,430
			757,849

The Fund	27

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Singapore—1.8%
Ascendas Real Estate Investment Trust	78,912		152,674
CapitaLand	115,500		309,629
CapitaMall Trust	97,000		167,790
Capitamalls Asia	50,000		75,832
City Developments	21,000		197,295
ComfortDelgro	74,700		103,495
Cosco Singapore	48,000		34,629
DBS Group Holdings	79,588		906,930
Fraser and Neave	41,150		309,013
Genting Singapore	272,527		297,148
Global Logistic Properties	90,843		191,397
Golden Agri-Resources	272,440		139,593
Hutchison Port Holdings Trust	227,000		177,060
Jardine Cycle & Carriage	4,422		178,504
Keppel	61,700		539,205
Keppel Land	36,000		100,344
Neptune Orient Lines	31,000	[a]	29,480
Noble Group	158,963		170,718
Olam International	62,995		101,738
Oversea-Chinese Banking	111,942		835,114
SembCorp Industries	43,254		192,902
SembCorp Marine	38,000		146,729
Singapore Airlines	24,733		214,929
Singapore Exchange	39,000		215,175
Singapore Press Holdings	69,075		228,778
Singapore Technologies Engineering	68,000		196,229
Singapore Telecommunications	345,951		913,233
StarHub	26,918		81,209
United Overseas Bank	54,112		810,482
UOL Group	21,111		97,957
Wilmar International	86,000		217,855
			8,333,066
Spain—2.9%
Abertis Infraestructuras	16,405		247,079
Acciona	1,014		62,218
Acerinox	5,086		53,001

Common Stocks (continued)	Shares		Value ($)
Spain (continued)
ACS Actividades de Construccion y Servicios	6,259		133,614
Amadeus IT Holding, Cl. A	13,206		326,932
Banco Bilbao Vizcaya Argentaria	234,589		1,957,239
Banco de Sabadell	117,704	[a]	286,510
Banco Popular Espanol	47,284		73,728
Banco Santander	427,320		3,206,340
Bankia	35,723	[a]	53,710
CaixaBank	32,432		122,747
Distribuidora Internacional de Alimentacion	24,738		149,739
Enagas	7,711		153,316
Ferrovial	17,812		251,647
Gas Natural SDG	15,540		241,100
Grifols	6,155	[a]	213,485
Iberdrola	169,677		877,503
Inditex	9,479		1,209,447
International Consolidated Airlines Group	38,774	[a]	101,870
Mapfre	35,362		97,993
Red Electrica	4,892		229,376
Repsol	35,059		700,707
Telefonica	173,936		2,290,530
Zardoya Otis	6,097		75,391
			13,115,222
Sweden—3.1%
Alfa Laval	14,802		257,081
Assa Abloy, Cl. B	14,353		478,441
Atlas Copco, Cl. A	29,025		713,712
Atlas Copco, Cl. B	17,066		373,847
Boliden	11,860		207,236
Electrolux, Ser. B	10,875		278,232
Elekta, Cl. B	15,496		220,774
Ericsson, Cl. B	129,479		1,138,058
Getinge, Cl. B	9,020		277,417
Hennes & Mauritz, Cl. B	40,872		1,383,371
Hexagon, Cl. B	10,584		243,501
Holmen, Cl. B	2,181		64,283
Husqvarna, Cl. B	15,540		90,154

The Fund	29

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Sweden (continued)
Industrivarden, Cl. C	5,510		77,713
Investment AB Kinnevik, Cl. B	9,340		178,410
Investor, Cl. B	19,676		433,988
Lundin Petroleum	9,277	[a]	222,103
Millicom International Cellular, SDR	2,824		243,958
Modern Times Group, Cl. B	2,012		61,274
Nordea Bank	113,100		1,027,345
Ratos, Cl. B	9,138		78,459
Sandvik	43,304		600,637
Scania, Cl. B	14,423		274,635
Securitas, Cl. B	13,206		96,045
Skandinaviska Enskilda Banken, Cl. A	60,015		497,644
Skanska, Cl. B	15,979		249,819
SKF, Cl. B	17,448		393,263
SSAB, Cl. A	7,127		50,995
Svenska Cellulosa, Cl. B	24,614		479,448
Svenska Handelsbanken, Cl. A	21,223		726,962
Swedbank, Cl. A	35,429		656,993
Swedish Match	8,718		297,045
Tele2, Cl. B	14,263		238,043
TeliaSonera	93,517		615,702
Volvo, Cl. B	60,282		811,134
			14,037,722
Switzerland—8.8%
ABB	94,746	[a]	1,707,117
Actelion	5,031	[a]	242,663
Adecco	5,947	[a]	287,612
Aryzta	3,825	[a]	190,983
Baloise Holding	2,170		181,280
Banque Cantonale Vaudoise	127		67,298
Barry Callebaut	84	[a]	80,185
Cie Financiere Richemont, Cl. A	22,754		1,475,724
Credit Suisse Group	51,042	[a]	1,183,289
GAM Holding	7,441	[a]	103,869
Geberit	1,601	[a]	330,068
Givaudan	364	[a]	364,274

Common Stocks (continued)	Shares		Value ($)
Switzerland (continued)
Glencore International	159,396		882,418
Holcim	9,787	[a]	667,845
Julius Baer Group	9,034	[a]	313,324
Kuehne & Nagel International	2,399		280,008
Lindt & Spruengli	5	[a]	181,950
Lindt & Spruengli-PC	38	[a]	120,084
Lonza Group	2,290	[a]	116,086
Nestle	142,693		9,055,252
Novartis	99,418		5,983,441
Pargesa Holding-BR	1,256		84,695
Partners Group Holding	624		132,063
Roche Holding	30,363		5,839,164
Schindler Holding	876		113,345
Schindler Holding-PC	2,190		288,535
SGS	237		501,840
Sika-BR	92		191,942
Sonova Holding	2,217	[a]	222,938
Straumann Holding	380		46,883
Sulzer	1,104		159,797
Swatch Group	1,771		128,646
Swatch Group-BR	1,329		549,980
Swiss Life Holding	1,289	[a]	162,215
Swiss Prime Site	2,068	[a]	172,648
Swiss Re	15,120	[a]	1,044,746
Swisscom	989		410,871
Syngenta	4,071		1,590,282
Transocean	15,346		698,504
UBS	156,958	[a]	2,352,769
Zurich Insurance Group	6,346	[a]	1,563,843
			40,070,476
United Kingdom—22.7%
3i Group	40,776		141,739
Aberdeen Asset Management	36,295		190,065
Admiral Group	9,339		166,986
Aggreko	11,537		400,286
AMEC	14,115		241,449

The Fund	31

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Anglo American	60,461	1,856,751
Antofagasta	17,624	357,503
ArcelorMittal	40,037	593,145
ARM Holdings	58,687	629,801
Associated British Foods	15,834	353,899
AstraZeneca	54,507	2,531,087
Aviva	125,490	671,122
Babcock International Group	16,328	257,698
BAE Systems	140,004	705,363
Balfour Beatty	31,657	161,026
Barclays	505,358	1,855,325
BG Group	146,618	2,715,061
BHP Billiton	91,148	2,920,496
BP	822,329	5,882,784
British American Tobacco	84,488	4,185,065
British Land	37,405	319,017
British Sky Broadcasting Group	47,924	548,326
BT Group	335,616	1,150,909
Bunzl	14,415	238,439
Burberry Group	18,765	353,091
Capita	28,119	328,078
Capital Shopping Centres Group	25,428	136,646
Carnival	8,120	322,876
Centrica	222,853	1,165,566
Cobham	44,399	154,046
Compass Group	80,562	884,054
Croda International	5,720	203,168
Diageo	108,133	3,090,412
Eurasian Natural Resources	10,473	55,384
Evraz	14,161	53,978
Experian	43,449	750,245
G4S	62,366	262,177
GKN	67,624	226,552
GlaxoSmithKline	216,745	4,849,629
Hammerson	30,961	235,729
HSBC Holdings	785,134	7,713,615

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
ICAP	23,517		123,378
IMI	13,573		209,070
Imperial Tobacco Group	42,862		1,618,556
Inmarsat	19,204		175,562
InterContinental Hotels Group	12,171		300,509
Intertek Group	6,807		309,664
Invensys	33,995		124,971
Investec	22,879		134,541
ITV	159,866		223,287
J Sainsbury	53,650		307,007
Johnson Matthey	9,073		329,291
Kazakhmys	9,643		110,331
Kingfisher	102,858		480,536
Land Securities Group	33,793		438,452
Legal & General Group	255,867		553,297
Lloyds Banking Group	1,821,439	[a]	1,192,649
London Stock
Exchange Group	7,101		111,786
Lonmin	7,843		64,929
Man Group	76,168		96,428
Marks & Spencer Group	69,241		440,026
Meggitt	35,266		219,676
Melrose	53,387		207,631
National Grid	153,744		1,752,871
Next	7,197		414,164
Old Mutual	209,695		582,044
Pearson	35,266		708,541
Petrofac	11,661		301,842
Prudential	111,080		1,520,993
Randgold Resources	3,820		456,178
Reckitt Benckiser Group	28,021		1,695,721
Reed Elsevier	52,850		516,841
Resolution	63,012		221,981
Rexam	39,603		285,485
Rio Tinto	57,849		2,898,191
Rolls-Royce Holdings	80,427	[a]	1,109,056

The Fund	33

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
Royal Bank of Scotland Group	91,390	[a]	407,050
Royal Dutch Shell, Cl. A	159,738		5,477,807
Royal Dutch Shell, Cl. B	114,218		4,037,545
RSA Insurance Group	158,518		287,275
SABMiller	41,170		1,763,612
Sage Group	55,544		278,495
Schroders	4,440		109,196
Segro	34,395		131,881
Serco Group	22,385		204,643
Severn Trent	10,704		277,416
Shire	24,364		685,308
Smith & Nephew	39,008		412,320
Smiths Group	17,626		300,370
SSE	40,697		950,978
Standard Chartered	103,169		2,436,584
Standard Life	101,829		479,837
Subsea 7	12,655		277,681
Tate & Lyle	21,129		247,546
Tesco	346,497		1,788,485
TUI Travel	20,087		81,363
Tullow Oil	39,748		900,579
Unilever	55,325		2,063,293
United Utilities Group	30,234		330,312
Vedanta Resources	4,090		74,847
Vodafone Group	2,132,937		5,791,254
Weir Group	9,375		263,548
Whitbread	7,724		292,920
WM Morrison Supermarkets	102,408		442,737

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
Wolseley	12,392		541,739
WPP	54,544		703,728
Xstrata	90,406		1,428,446
			103,562,868
Total Common Stocks
(cost $456,766,437)			445,322,569

Preferred Stocks—.6%
Germany
Bayerische Motoren Werke	2,460		136,149
Henkel & Co.	7,678		613,129
Porsche Automobil Holding	6,688		444,006
ProSiebenSat.1 Media	3,585		99,903
RWE	1,967		81,470
Volkswagen	6,215		1,285,662
Total Preferred Stocks
(cost $1,697,840)			2,660,319

Rights—.0%	Rights		Value ($)
Spain
Banco Santander
(cost $108,141)	427,320	[a]	84,188

	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.10%, 12/20/12
(cost $399,944)	400,000	[c]	399,947

The Fund	35

STATEMENT OF INVESTMENTS (continued)

Other Investment—.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,979,648)	3,979,648 [d]	3,979,648

Total Investments (cost $462,952,010)	99.4%	452,446,671
Cash and Receivables (Net)	.6%	2,571,521
Net Assets	100.0%	455,018,192

BR—Bearer Certificate CDI—Chess Depository Interest PC—Participation Certificate REIT—Real Estate Investment Trust RSP—Risparmio (Savings) Shares SDR—Swedish Depository Receipts

STRIP—Separate Trading of Registered Interest and Principal of Securities

a Non-income producing security.
b The valuation of this security has been determined in good faith by management under the direction of the Board of
Directors.At October 31, 2012, the value of this security amounted to $46 or less than .01% of net assets.
c Held by or on behalf of a counterparty for open financial futures positions.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
Financial	23.7	Energy	8.1
Industrial	12.1	Telecommunication Services	5.0
Consumer Staples	11.6	Information Technology	4.2
Consumer Discretionary	10.1	Utilities	4.0
Health Care	9.9	Short-Term/Money Market Investment	1.0
Materials	9.7		99.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012 ($)
Financial Futures Long
ASX SPI 200 Index	7	818,195	December 2012	14,897
Euro STOXX 50	65	2,109,602	December 2012	(9,786)
FTSE 100 Index	23	2,139,397	December 2012	(14,173)
TOPIX	18	1,670,800	December 2012	(3,147)
Gross Unrealized Appreciation				14,897
Gross Unrealized Depreciation				(27,106)

See notes to financial statements.

The Fund	37

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	458,972,362	448,467,023
Affiliated issuers	3,979,648	3,979,648
Cash		288,975
Cash denominated in foreign currencies	1,467,847	1,464,225
Dividends receivable		2,257,837
Receivable for shares of Common Stock subscribed		121,316
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		61,927
Receivable for futures variation margin—Note 4		30,641
		456,671,592
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		227,776
Payable for shares of Common Stock redeemed		1,324,971
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		100,653
		1,653,400
Net Assets ($)		455,018,192
Composition of Net Assets ($):
Paid-in capital		489,418,386
Accumulated undistributed investment income—net		9,405,608
Accumulated net realized gain (loss) on investments		(33,197,706)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($12,209)
net unrealized (depreciation) on financial futures]		(10,608,096)
Net Assets ($)		455,018,192
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		32,583,638
Net Asset Value, offering and redemption price per share ($)		13.96

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $1,295,709 foreign taxes withheld at source):
Unaffiliated issuers	15,014,158
Affiliated issuers	5,058
Interest	338
Total Income	15,019,554
Expenses:
Management fee—Note 3(a)	1,567,962
Shareholder servicing costs—Note 3(b)	1,119,973
Directors’ fees—Note 3(a,c)	21,406
Loan commitment fees—Note 2	4,280
Interest expense—Note 2	272
Total Expenses	2,713,893
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(21,406)
Net Expenses	2,692,487
Investment Income—Net	12,327,067
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,442,275
Net realized gain (loss) on financial futures	1,432,052
Net realized gain (loss) on forward foreign currency exchange contracts	(15,073)
Net Realized Gain (Loss)	13,859,254
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(8,579,953)
Net unrealized appreciation (depreciation) on financial futures	(661,400)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(51,342)
Net Unrealized Appreciation (Depreciation)	(9,292,695)
Net Realized and Unrealized Gain (Loss) on Investments	4,566,559
Net Increase in Net Assets Resulting from Operations	16,893,626

See notes to financial statements.

The Fund	39

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	12,327,067	14,300,386
Net realized gain (loss) on investments	13,859,254	6,280,411
Net unrealized appreciation
(depreciation) on investments	(9,292,695)	(48,600,242)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,893,626	(28,019,445)
Dividends to Shareholders from ($):
Investment income—net	(14,103,072)	(12,701,894)
Capital Stock Transactions ($):
Net proceeds from shares sold	158,345,329	178,868,522
Dividends reinvested	13,170,185	12,108,195
Cost of shares redeemed	(210,664,725)	(220,306,199)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(39,149,211)	(29,329,482)
Total Increase (Decrease) in Net Assets	(36,358,657)	(70,050,821)
Net Assets ($):
Beginning of Period	491,376,849	561,427,670
End of Period	455,018,192	491,376,849
Undistributed investment income—net	9,405,608	10,800,231
Capital Share Transactions (Shares):
Shares sold	11,940,137	12,085,920
Shares issued for dividends reinvested	1,053,615	818,675
Shares redeemed	(16,038,020)	(15,112,364)
Net Increase (Decrease) in Shares Outstanding	(3,044,268)	(2,207,769)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.79	14.84	14.05	11.51	21.98
Investment Operations:
Investment income—net[a]	.37	.38	.31	.30	.49
Net realized and unrealized
gain (loss) on investments	.24	(1.10)	.89	2.51	(10.47)
Total from Investment Operations	.61	(.72)	1.20	2.81	(9.98)
Distributions:
Dividends from investment income—net	(.44)	(.33)	(.33)	(.25)	(.49)
Dividends from net realized
gain on investments	—	—	(.08)	(.02)	—
Total Distributions	(.44)	(.33)	(.41)	(.27)	(.49)
Net asset value, end of period	13.96	13.79	14.84	14.05	11.51
Total Return (%)	4.79	(5.03)	8.73	25.13	(46.37)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses
to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	2.75	2.52	2.25	2.53	2.72
Portfolio Turnover Rate	11.11	6.14	10.49	17.26	7.17
Net Assets, end of period ($ x 1,000)	455,018	491,377	561,428	547,282	326,931

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	41

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective is to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

dures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign Common
Stocks†	445,322,523	—	46	445,322,569
Mutual Funds	3,979,648	—	—	3,979,648
Preferred Stocks†	2,660,319	—	—	2,660,319
U.S. Treasury	—	399,947	—	399,947
Rights†	84,188	—	—	84,188

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Other Financial
Instruments:
Financial Futures††	14,897	—	—	14,897
Forward Foreign
Currency Exchange
Contracts††	—	61,927	—	61,927
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(27,106)	—	—	(27,106)
Forward Foreign
Currency Exchange
Contracts††	—	(100,653)	—	(100,653)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2011, $164,308,816 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities—
Foreign ($)
Balance as of 10/31/2011	49
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(3)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/2012	46
The amount of total gains (losses) for the
period included in earnings attributable
to the change in unrealized gains (losses)
relating to investments still held at 10/31/2012	(3)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	6,339,082	105,400,416	107,759,850	3,979,648.9

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,585,536, accumulated capital losses $18,068,037 and unrealized depreciation $27,917,693.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, the carryover expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $14,103,072 and $12,701,894, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $381,382 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012, was approximately $23,000 with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the fund and extraordinary expenses.The Manager has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the fund and to non-interested Board members. During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $21,406.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, the fund was charged $1,119,973, pursuant to the Shareholder Services Plan.

The Fund	51

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $135,271 and Shareholder Services Plan fees $96,622, which are offset against an expense reimbursement currently in effect in the amount of $4,117.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex.Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward contracts and financial futures, during the period ended October 31, 2012, amounted to $49,129,605 and $83,185,421, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	14,897	Equity risk[1]	(27,106)
Foreign exchange risk[2]	61,927	Foreign exchange risk[3]	(100,653)
Gross fair value of
derivatives contracts	76,824		(127,759)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2012 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

	Financial	Forward
Underlying risk	Futures[4]	Contracts[5]	Total
Equity	1,432,052	—	1,432,052
Foreign exchange	—	(15,073)	(15,073)
Total	1,432,052	(15,073)	1,416,979

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

	Financial	Forward
Underlying risk	Futures[6]	Contracts[7]	Total
Equity	(661,400)	—	(661,400)
Foreign exchange	—	(51,342)	(51,342)
Total	(661,400)	(51,342)	(712,742)

Statement of Operations location:

4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on financial futures.
7	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equiv-alents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees

The Fund	53

NOTES TO FINANCIAL STATEMENTS (continued)

the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012:

		Foreign			Unrealized
Forward Foreign Currency		Currency			Appreciation
Exchange Contracts		Amounts	Cost ($)	Value ($) (Depreciation)($)
Purchases:
Australian Dollar,
Expiring:
12/19/2012	[a]	136,500	139,256	141,122	1,866
12/19/2012	[b]	659,700	687,733	682,039	(5,694)
12/19/2012	[c]	60,752	63,018	62,809	(209)
12/19/2012	[d]	383,000	397,720	395,969	(1,751)
12/19/2012	[e]	65,065	67,488	67,268	(220)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation)($)
Purchases:
British Pound,
Expiring:
12/19/2012[a]	167,900	270,193	270,906	713
12/19/2012[b]	1,560,600	2,515,916	2,518,024	2,108
12/19/2012[c]	106,941	173,567	172,549	(1,018)
12/19/2012[d]	575,200	932,401	928,084	(4,317)
12/19/2012[e]	116,800	187,194	188,457	1,263
Euro,
Expiring:
12/19/2012[a]	214,400	279,365	278,035	(1,330)
12/19/2012[b]	1,667,600	2,164,863	2,162,551	(2,312)
12/19/2012[c]	295,823	382,310	383,625	1,315
12/19/2012[d]	778,200	1,016,208	1,009,173	(7,035)
12/19/2012[e]	101,000	131,135	130,977	(158)
12/19/2012[f]	76,000	99,274	98,557	(717)
Japanese Yen,
Expiring:
12/19/2012[a]	14,345,000	181,909	179,789	(2,120)
12/19/2012[b]	122,694,000	1,577,899	1,537,750	(40,149)
12/19/2012[c]	13,944,800	179,777	174,773	(5,004)
12/19/2012[d]	78,997,364	1,007,782	990,091	(17,691)
12/19/2012[e]	14,780,000	189,092	185,241	(3,851)
12/19/2012[f]	7,520,000	94,252	94,250	(2)
Sales:		Proceeds($)
Australian Dollar,
Expiring:
12/19/2012[a]	112,100	114,479	115,896	(1,417)
12/19/2012[b]	624,500	647,653	645,646	2,007
12/19/2012[d]	110,100	111,693	113,828	(2,135)
British Pound,
Expiring:
12/19/2012[a]	57,600	92,324	92,937	(613)
12/19/2012[b]	1,285,200	2,082,750	2,073,667	9,083
12/19/2012[c]	15,560	25,036	25,106	(70)
12/19/2012[d]	293,000	472,039	472,755	(716)

The Fund	55

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation)($)
Sales (continued):
Euro,
Expiring:
12/19/2012[a]	73,700	95,412	95,574	(162)
12/19/2012[b]	1,514,200	1,966,847	1,963,621	3,226
12/19/2012[d]	318,900	412,095	413,551	(1,456)
12/19/2012[e]	96,743	124,951	125,457	(506)
12/19/2012[f]	24,800	32,191	32,161	30
Japanese Yen,
Expiring:
12/19/2012[b]	132,372,000	1,691,316	1,659,046	32,270
12/19/2012[d]	25,399,000	324,718	318,331	6,387
12/19/2012[f]	7,150,000	91,271	89,612	1,659
Gross Unrealized
Appreciation				61,927
Gross Unrealized
Depreciation				(100,653)

Counterparties:

a	BNP Paribas
b	Citigroup
c	Goldman Sachs
d	UBS
e	Westpac Bank
f	Credit Suisse First Boston

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity financial futures	8,254,312
Forward contracts	5,981,877

At October 31, 2012, the cost of investments for federal income tax purposes was $480,314,050; accordingly, accumulated net unrealized depreciation on investments was $27,867,379, consisting of $75,571,371 gross unrealized appreciation and $103,438,750 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus International Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus International Stock Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Stock Index Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

The Fund	57

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2012:

—the total amount of taxes paid to foreign countries was $914,099.

—the total amount of income sourced from foreign countries was $16,315,491.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013. For the fiscal year ended October 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,103,072 represents the maximum amount that may be considered qualified dividend income.

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	55,806,306		2,507,179
Robin A. Melvin†	55,971,347		2,342,138
Philip L. Toia†	55,914,482		2,399,003

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund	59

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1989)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organi-
zations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	61

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and SeniorVice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	63

NOTES

For More Information

Ticker Symbol: DIISX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
S&P 500
Index Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	UnderstandingYour Fund’s Expenses
7	ComparingYour Fund’s Expenses With Those of Other Funds
8	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Important Tax Information
44	Proxy Results
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
S&P 500 Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus S&P 500 Index Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus S&P 500 Index Fund produced a total return of 14.67%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a 15.19% return for the same period.2,3

Despite bouts of heightened volatility, U.S. large-cap stocks generally advanced over the reporting period as domestic and global macroeconomic conditions gradually improved.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the wake of major stock market declines, resulting in attractive valuations across a number of market sectors in November 2011. By the beginning of 2012, U.S. stocks were rallying strongly amid encouraging macroeconomic developments, including domestic employment gains, a quantitative easing program in Europe that forestalled a more severe regional banking crisis, and less restrictive monetary and fiscal policies in China as local inflationary pressures waned. Meanwhile, corporate earnings generally remained strong among major corporations, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, and were able to focus more on company fundamentals and less on the latest news headlines.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, uncertainty intensified regarding the future of U.S. fiscal policy, and measures designed to relieve fiscal pressures in Europe encountered political resistance in some countries.The summer saw the market rally resume amid more encouraging economic news, including a falling U.S. unemployment rate and the apparent start of a recovery in domestic housing markets.As a result, the S&P 500 Index ended the reporting period with solid gains, and all ten of its economic sectors posted positive absolute returns. In addition, large-cap stocks generally produced higher returns than their small- and midcap counterparts.

Financial, Health Care and Technology Stocks Led the Market Higher

The U.S. stock market’s advance was supported by robust returns from the financials sector, which rebounded from relatively depressed levels. Commercial banks reported improved earnings amid reduced regulatory uncertainty, recovering housing markets and higher lending volumes. Insurance companies also fared relatively well due to their ability to bolster revenues through price increases greater than the rate of inflation. In the health care sector, large pharmaceutical developers gained value as they diversified their business lines to cushion the potential impact of expiring patents on blockbuster drugs. In a related development, some biotechnology firms were the targets of acquisition offers from larger drug companies seeking new products, lifting stock prices throughout the industry.

The information technology sector also produced strong relative results, led by the S&P 500 Index’s largest individual component, electronics innovator Apple, which continued to score impressive success with its smartphone and tablet computer products. In addition, a number of large technology providers benefited from a growing presence in the emerging markets, while software and service providers encountered higher levels of domestic consumer spending and increased retail traffic.

The materials sector achieved less robust gains during the reporting period, as iron ore producers and steelmakers were hurt by lower commodity prices stemming from slackening demand for construction materials from China and other emerging markets. Returns from the energy sector were dampened by equipment providers as historically

4

low natural gas prices led to a slowdown in drilling activity. Finally, makers of semiconductors used in televisions, personal computers and industrial applications suffered due to soft economic conditions in key European and Asian markets.

The fund successfully employed stock index futures over the reporting period to increase exposure to large-cap stocks during periods of cash inflows.

Macroeconomic Headwinds Remain

Although we have been encouraged recently by positive U.S. economic developments, we believe that heightened market volatility is likely to persist in the face of ongoing global challenges.We have continued to monitor the fund’s investments in light of current market conditions. In our experience, the fund’s broadly diversified portfolio may help limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

November 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are registered trademarks of
Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/12
	1 Year	5 Years	10 Years
Fund	14.67%	–0.07%	6.43%
Standard & Poor’s 500
Composite Stock Price Index	15.19%	0.36%	6.90%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus S&P 500 Index Fund on 10/31/02 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P 500 Index Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

Expenses paid per $1,000†	$2.54
Ending value (after expenses)	$1,019.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

Expenses paid per $1,000†	$2.54
Ending value (after expenses)	$1,022.62

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2012

Common Stocks—99.5%	Shares		Value ($)
Automobiles & Components—.6%
BorgWarner	21,120	[a]	1,390,118
Ford Motor	699,673		7,808,351
Goodyear Tire & Rubber	43,150	[a]	492,342
Harley-Davidson	42,291		1,977,527
Johnson Controls	125,311		3,226,758
			14,895,096
Banks—2.9%
BB&T	128,343		3,715,530
Comerica	36,592		1,090,808
Fifth Third Bancorp	164,452		2,389,488
First Horizon National	50,810		473,041
Hudson City Bancorp	87,836		745,288
Huntington Bancshares	151,668		969,159
KeyCorp	178,069		1,499,341
M&T Bank	22,214		2,312,477
People’s United Financial	66,286		797,421
PNC Financial Services Group	97,115		5,651,122
Regions Financial	260,144		1,696,139
SunTrust Banks	99,313		2,701,314
U.S. Bancorp	346,202		11,497,368
Wells Fargo & Co.	898,641		30,275,215
Zions Bancorporation	33,419		717,506
			66,531,217
Capital Goods—7.6%
3M	116,147		10,174,477
Boeing	123,481		8,698,002
Caterpillar	119,284		10,116,476
Cooper Industries	28,844		2,161,569
Cummins	32,696		3,059,692
Danaher	107,736		5,573,183
Deere & Co.	71,371		6,097,938
Dover	33,448		1,947,343
Eaton	63,005 [b]		2,975,096
Emerson Electric	132,586		6,421,140
Fastenal	49,770		2,224,719
Flowserve	9,190		1,245,153

8

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Fluor	30,068		1,679,298
General Dynamics	61,227		4,168,334
General Electric	1,932,067		40,689,331
Honeywell International	142,447		8,723,454
Illinois Tool Works	79,647		4,884,751
Ingersoll-Rand	52,900		2,487,887
Jacobs Engineering Group	22,340	[a]	862,101
Joy Global	18,859		1,177,745
L-3 Communications Holdings	18,345		1,353,861
Lockheed Martin	49,666		4,652,214
Masco	65,787		992,726
Northrop Grumman	44,838		3,079,922
PACCAR	64,819		2,809,255
Pall	20,536		1,292,947
Parker Hannifin	27,024		2,125,708
Pentair	37,512		1,584,507
Precision Castparts	26,719		4,624,257
Quanta Services	40,906	[a]	1,060,693
Raytheon	60,690		3,432,626
Rockwell Automation	26,194		1,861,346
Rockwell Collins	25,500		1,366,290
Roper Industries	17,614		1,922,920
Snap-on	10,081		779,564
Stanley Black & Decker	31,113		2,156,131
Textron	52,664		1,327,659
United Technologies	153,229		11,976,379
W.W. Grainger	11,072		2,230,012
Xylem	33,763		819,090
			176,815,796
Commercial & Professional Services—.7%
ADT	42,900 [a]		1,780,779
Avery Dennison	19,587		634,227
Cintas	19,386		810,529
Dun & Bradstreet	8,292		671,984
Equifax	22,490		1,125,400
Iron Mountain	27,856		963,818

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Commercial & Professional Services (continued)
Pitney Bowes	37,470	[b]	538,069
R.R. Donnelley & Sons	33,171	[b]	332,373
Republic Services	55,290		1,567,472
Robert Half International	28,050		754,265
Stericycle	15,838	[a]	1,500,809
Tyco International	83,700		2,249,019
Waste Management	80,450		2,633,933
			15,562,677
Consumer Durables & Apparel—1.0%
Coach	51,712		2,898,458
D.R. Horton	48,521		1,017,000
Fossil	9,547	[a]	831,544
Harman International Industries	13,432		563,204
Hasbro	22,154	[b]	797,322
Leggett & Platt	25,041		664,338
Lennar, Cl. A	30,981	[b]	1,160,858
Mattel	62,604		2,302,575
Newell Rubbermaid	55,553		1,146,614
NIKE, Cl. B	67,816		6,197,026
PulteGroup	60,015	[a]	1,040,660
Ralph Lauren	11,274		1,732,701
VF	16,075		2,515,416
Whirlpool	13,383		1,307,251
			24,174,967
Consumer Services—1.8%
Apollo Group, Cl. A	17,675	[a]	354,914
Carnival	81,099		3,072,030
Chipotle Mexican Grill	5,679	[a]	1,445,476
Darden Restaurants	23,707	[b]	1,247,462
H&R Block	48,006		849,706
International Game Technology	49,348		633,628
Marriott International, Cl. A	46,475		1,695,408
McDonald’s	184,335		16,000,278
Starbucks	138,684		6,365,596
Starwood Hotels & Resorts Worldwide	36,160	[c]	1,874,896
Wyndham Worldwide	26,289		1,324,966

10

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
Wynn Resorts	14,570		1,763,844
Yum! Brands	83,038		5,821,794
			42,449,998
Diversified Financials—6.2%
American Express	180,088		10,079,525
Ameriprise Financial	38,897		2,270,418
Bank of America	1,970,041		18,360,782
Bank of New York Mellon	215,043		5,313,713
BlackRock	23,512		4,459,756
Capital One Financial	106,949		6,435,121
Charles Schwab	202,090		2,744,382
Citigroup	536,069		20,043,620
CME Group	56,490		3,159,486
Discover Financial Services	95,033		3,896,353
E*TRADE Financial	42,286	[a]	353,511
Federated Investors, Cl. B	17,280	[b]	401,587
Franklin Resources	25,505		3,259,539
Goldman Sachs Group	82,265		10,068,413
IntercontinentalExchange	13,442	[a]	1,760,902
Invesco	82,623		2,009,391
JPMorgan Chase & Co.	694,849		28,961,306
Legg Mason	22,865		582,600
Leucadia National	35,092		796,588
Moody’s	36,551		1,760,296
Morgan Stanley	255,374		4,438,400
NASDAQ OMX Group	23,314		555,106
Northern Trust	40,408		1,930,694
NYSE Euronext	46,928		1,161,937
SLM	84,146		1,479,287
State Street	88,415		3,940,657
T. Rowe Price Group	46,375		3,011,592
			143,234,962
Energy—11.2%
Anadarko Petroleum	91,371		6,287,239
Apache	72,049		5,962,055
Baker Hughes	80,541		3,380,306

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Cabot Oil & Gas	38,446		1,806,193
Cameron International	45,310	[a]	2,294,498
Chesapeake Energy	95,996	[b]	1,944,879
Chevron	359,023		39,567,925
ConocoPhillips	221,887		12,836,163
CONSOL Energy	40,833		1,435,688
Denbury Resources	71,900	[a]	1,102,227
Devon Energy	69,449		4,042,626
Diamond Offshore Drilling	12,503	[b]	865,708
Ensco, Cl. A	42,587		2,462,380
EOG Resources	49,210		5,732,473
EQT	27,792		1,685,029
Exxon Mobil	844,865		77,026,342
FMC Technologies	44,141 [a]		1,805,367
Halliburton	169,896		5,485,942
Helmerich & Payne	19,077		911,881
Hess	54,819		2,864,841
Kinder Morgan	115,829		4,020,425
Marathon Oil	129,218		3,884,293
Marathon Petroleum	61,987		3,404,946
Murphy Oil	34,659		2,079,540
Nabors Industries	54,361	[a]	733,330
National Oilwell Varco	77,767		5,731,428
Newfield Exploration	23,525	[a]	637,998
Noble	45,097		1,701,961
Noble Energy	32,568		3,094,286
Occidental Petroleum	147,971		11,683,790
Peabody Energy	48,931		1,365,175
Phillips 66	115,420		5,443,207
Pioneer Natural Resources	22,444		2,371,209
QEP Resources	32,621		946,009
Range Resources	28,835		1,884,656
Rowan Companies, Cl. A	22,488	[a]	713,094
Schlumberger	242,586		16,867,005
Southwestern Energy	62,547 [a]		2,170,381
Spectra Energy	117,779		3,400,280

12

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Tesoro	25,125	947,464
Valero Energy	102,648	2,987,057
Williams	115,294	4,034,137
WPX Energy	35,479	601,014
		260,202,447
Food & Staples Retailing—2.4%
Costco Wholesale	79,526	7,827,744
CVS Caremark	232,360	10,781,504
Kroger	101,793	2,567,219
Safeway	44,553 [b]	726,659
Sysco	106,537	3,310,105
Wal-Mart Stores	307,355	23,057,772
Walgreen	156,155	5,501,341
Whole Foods Market	31,666	2,999,720
		56,772,064
Food, Beverage & Tobacco—6.1%
Altria Group	371,361	11,809,280
Archer-Daniels-Midland	121,902	3,271,850
Beam	29,044	1,613,685
Brown-Forman, Cl. B	28,239	1,808,990
Campbell Soup	34,033 [b]	1,200,344
Coca-Cola	708,149	26,328,980
Coca-Cola Enterprises	51,115	1,607,056
ConAgra Foods	73,325	2,041,368
Constellation Brands, Cl. A	27,123 [a]	958,527
Dean Foods	34,436 [a]	579,902
Dr. Pepper Snapple Group	37,916	1,624,701
General Mills	117,852	4,723,508
H.J. Heinz	59,114	3,399,646
Hershey	27,432	1,888,693
Hormel Foods	25,301	747,139
J.M. Smucker	19,713	1,688,221
Kellogg	45,578	2,384,641
Kraft Foods Group	108,084 [a]	4,915,660
Lorillard	24,332	2,822,755
McCormick & Co.	23,885	1,471,794

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Mead Johnson Nutrition	36,977		2,280,002
Molson Coors Brewing, Cl. B	29,502		1,272,716
Mondelez International, Cl. A	324,252		8,605,648
Monster Beverage	28,251 [a]		1,261,972
PepsiCo	284,552		19,702,380
Philip Morris International	308,339		27,306,502
Reynolds American	60,783		2,531,004
Tyson Foods, Cl. A	52,973		890,476
			140,737,440
Health Care Equipment & Services—3.8%
Aetna	61,685		2,695,634
AmerisourceBergen	46,394		1,829,779
Baxter International	99,727		6,245,902
Becton Dickinson & Co.	36,178		2,737,951
Boston Scientific	267,703 [a]		1,375,993
C.R. Bard	14,397		1,384,847
Cardinal Health	63,493		2,611,467
CareFusion	39,802 [a]		1,057,141
Cerner	26,272 [a]		2,001,664
Cigna	52,344		2,669,544
Coventry Health Care	24,718		1,078,694
Covidien	87,998		4,835,490
DaVita HealthCare Partners	15,720	[a]	1,768,814
DENTSPLY International	24,840		915,106
Edwards Lifesciences	21,353	[a]	1,854,081
Express Scripts Holding	148,495	[a]	9,138,382
Humana	30,014		2,229,140
Intuitive Surgical	7,318	[a]	3,967,966
Laboratory Corp. of America Holdings	17,933	[a]	1,519,463
McKesson	43,510		4,059,918
Medtronic	186,130		7,739,285
Patterson	15,412		514,761
Quest Diagnostics	28,543		1,647,502
St. Jude Medical	56,917		2,177,644
Stryker	53,398		2,808,735
Tenet Healthcare	19,011	[a]	448,660
UnitedHealth Group	189,725		10,624,600

14

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Varian Medical Systems	20,036	[a]	1,337,603
WellPoint	60,235		3,691,201
Zimmer Holdings	31,567		2,026,917
			88,993,884
Household & Personal Products—2.4%
Avon Products	77,007		1,192,838
Clorox	24,264		1,754,287
Colgate-Palmolive	81,347		8,538,181
Estee Lauder, Cl. A	44,263		2,727,486
Kimberly-Clark	72,470		6,047,621
Procter & Gamble	503,897		34,889,828
			55,150,241
Insurance—3.9%
ACE	62,400		4,907,760
Aflac	86,082		4,285,162
Allstate	89,457		3,576,491
American International Group	213,605	[a]	7,461,223
Aon	58,491		3,155,589
Assurant	16,179		611,728
Berkshire Hathaway, Cl. B	335,452	[a]	28,966,280
Chubb	48,305		3,718,519
Cincinnati Financial	26,035		1,037,234
Genworth Financial, Cl. A	94,598	[a]	563,804
Hartford Financial Services Group	78,341		1,700,783
Lincoln National	49,946		1,238,161
Loews	56,396		2,384,423
Marsh & McLennan	99,285		3,378,669
MetLife	195,187		6,927,187
Principal Financial Group	51,203		1,410,131
Progressive	103,491		2,307,849
Prudential Financial	84,805		4,838,125
Torchmark	18,549		938,394
Travelers	70,949		5,033,122
Unum Group	53,705		1,089,137
XL Group	57,727		1,428,166
			90,957,937

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Materials—3.5%
Air Products & Chemicals	38,209		2,962,344
Airgas	13,017		1,158,122
Alcoa	192,245		1,647,540
Allegheny Technologies	18,808		495,591
Ball	28,829		1,234,746
Bemis	19,779		653,696
CF Industries Holdings	11,571		2,374,253
Cliffs Natural Resources	26,122	[b]	947,445
Dow Chemical	220,369		6,456,812
E.I. du Pont de Nemours & Co.	169,787		7,558,917
Eastman Chemical	28,195		1,670,272
Ecolab	48,615		3,383,604
FMC	25,364		1,357,481
Freeport-McMoRan Copper & Gold	174,493		6,784,288
International Flavors & Fragrances	14,164		915,278
International Paper	80,009		2,866,722
LyondellBasell Industries, Cl. A	62,536		3,338,797
MeadWestvaco	30,975		919,648
Monsanto	97,515		8,393,116
Mosaic	50,146		2,624,642
Newmont Mining	90,790		4,952,595
Nucor	57,017		2,288,092
Owens-Illinois	30,119	[a]	587,019
PPG Industries	28,025		3,281,167
Praxair	54,536		5,792,269
Sealed Air	35,307		572,680
Sherwin-Williams	15,841		2,258,610
Sigma-Aldrich	22,654		1,588,952
Titanium Metals	15,856	[b]	185,674
United States Steel	26,106 [b]		532,301
Vulcan Materials	23,664		1,087,834
			80,870,507
Media—3.5%
Cablevision Systems (NY Group), Cl. A	40,411		703,960
CBS, Cl. B	109,896		3,560,630
Comcast, Cl. A	489,150		18,348,017

16

Common Stocks (continued)	Shares	Value ($)
Media (continued)
DIRECTV	115,883 [a]	5,922,780
Discovery Communications, Cl. A	45,611 [a]	2,691,961
Gannett	40,778	689,148
Interpublic Group of Cos.	77,492	782,669
McGraw-Hill	51,264	2,833,874
News, Cl. A	371,619	8,889,126
Omnicom Group	49,025	2,348,788
Scripps Networks Interactive, Cl. A	16,539	1,004,248
Time Warner	173,123	7,522,194
Time Warner Cable	56,535	5,603,184
Viacom, Cl. B	87,442	4,483,151
Walt Disney	327,989	16,094,420
Washington Post, Cl. B	941 [b]	313,833
		81,791,983
Pharmaceuticals, Biotech & Life Sciences—8.3%
Abbott Laboratories	286,930	18,799,654
Agilent Technologies	62,883	2,263,159
Alexion Pharmaceuticals	35,406 [a]	3,199,994
Allergan	56,689	5,097,475
Amgen	140,791	12,184,757
Biogen Idec	43,085 [a]	5,955,209
Bristol-Myers Squibb	306,588	10,194,051
Celgene	79,612 [a]	5,837,152
Eli Lilly & Co.	187,979	9,141,419
Forest Laboratories	43,195 [a]	1,456,103
Gilead Sciences	138,100 [a]	9,274,796
Hospira	29,933 [a]	918,644
Johnson & Johnson	504,400	35,721,608
Life Technologies	31,860 [a]	1,558,273
Merck & Co.	557,024	25,417,005
Mylan	73,411 [a]	1,860,235
PerkinElmer	20,343	629,209
Perrigo	16,222	1,865,692
Pfizer	1,366,516	33,985,253
Thermo Fisher Scientific	67,426	4,117,032
Waters	16,443 [a]	1,345,202

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Watson Pharmaceuticals	22,990	[a]	1,975,990
			192,797,912
Real Estate—2.2%
American Tower	72,020	[c]	5,422,386
Apartment Investment & Management, Cl. A	26,808	[c]	715,506
AvalonBay Communities	17,871	[c]	2,422,593
Boston Properties	27,613	[c]	2,935,262
CBRE Group, Cl. A	53,752	[a]	968,611
Equity Residential	55,258	[c]	3,172,362
HCP	79,223	[c]	3,509,579
Health Care REIT	46,945	[c]	2,789,941
Host Hotels & Resorts	132,398	[c]	1,914,475
Kimco Realty	73,713	[c]	1,438,878
Plum Creek Timber	29,895	[c]	1,312,390
ProLogis	83,531	[c]	2,864,278
Public Storage	26,167	[c]	3,627,531
Simon Property Group	55,353	[c]	8,425,280
Ventas	54,468	[c]	3,446,190
Vornado Realty Trust	31,219	[c]	2,504,076
Weyerhaeuser	96,956	[c]	2,684,712
			50,154,050
Retailing—4.0%
Abercrombie & Fitch, Cl. A	16,123		493,041
Amazon.com	66,107	[a]	15,391,032
AutoNation	7,145	[a,b]	317,238
AutoZone	6,887	[a]	2,582,625
Bed Bath & Beyond	42,968	[a]	2,478,394
Best Buy	49,614		754,629
Big Lots	12,052	[a]	351,075
CarMax	40,103	[a]	1,353,476
Dollar Tree	43,232	[a]	1,723,660
Expedia	17,984		1,063,754
Family Dollar Stores	17,934		1,182,927
GameStop, Cl. A	21,251	[b]	485,160
Gap	55,064		1,966,886

18

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Genuine Parts	28,587		1,788,974
Home Depot	275,542		16,912,768
J.C. Penney	26,323	[b]	632,015
Kohl’s	39,848		2,123,101
Limited Brands	44,646		2,138,097
Lowe’s	210,494		6,815,796
Macy’s	72,949		2,777,168
Netflix	10,196	[a,b]	806,402
Nordstrom	27,456		1,558,677
O’Reilly Automotive	21,950	[a]	1,880,676
PetSmart	19,805		1,314,854
priceline.com	9,168	[a]	5,260,323
Ross Stores	40,563		2,472,315
Staples	128,717		1,482,176
Target	119,463		7,615,766
Tiffany & Co.	21,339		1,349,052
TJX	134,147		5,584,540
TripAdvisor	17,984	[a]	544,735
Urban Outfitters	19,231	[a]	687,701
			93,889,033
Semiconductors & Semiconductor
Equipment—2.0%
Advanced Micro Devices	110,175	[a,b]	225,859
Altera	57,845		1,763,116
Analog Devices	55,180		2,158,090
Applied Materials	228,394		2,420,976
Broadcom, Cl. A	94,833	[a]	2,990,559
First Solar	10,675	[a,b]	259,509
Intel	914,796		19,782,463
KLA-Tencor	29,810		1,386,761
Lam Research	33,663	[a]	1,191,670
Linear Technology	40,484		1,265,530
LSI	100,482	[a]	688,302
Microchip Technology	33,824	[b]	1,060,382
Micron Technology	182,598	[a]	990,594
NVIDIA	110,722	[a]	1,325,342

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Teradyne	35,007	[a]	511,802
Texas Instruments	207,295		5,822,917
Xilinx	48,440		1,586,894
			45,430,766
Software & Services—9.4%
Accenture, Cl. A	115,827		7,807,898
Adobe Systems	89,169	[a]	3,031,746
Akamai Technologies	32,814	[a]	1,246,604
Autodesk	41,049	[a]	1,307,000
Automatic Data Processing	89,298		5,160,531
BMC Software	27,094	[a]	1,102,726
CA	63,950		1,440,154
Citrix Systems	33,913	[a]	2,096,163
Cognizant Technology Solutions, Cl. A	54,262	[a]	3,616,562
Computer Sciences	29,363		894,103
eBay	211,774	[a]	10,226,566
Electronic Arts	59,282	[a]	732,133
Fidelity National Information Services	45,349		1,490,622
Fiserv	24,459	[a]	1,832,957
Google, Cl. A	48,500	[a]	32,968,845
International Business Machines	196,551		38,235,066
Intuit	50,953		3,027,627
MasterCard, Cl. A	19,588		9,028,697
Microsoft	1,380,542		39,393,766
Oracle	696,407		21,623,437
Paychex	58,642		1,901,760
Red Hat	35,282	[a]	1,734,816
SAIC	50,355		553,401
Salesforce.com	23,610	[a]	3,446,588
Symantec	130,767	[a]	2,378,652
Teradata	30,339	[a]	2,072,457
Total System Services	28,103		632,036
VeriSign	28,054	[a]	1,039,962
Visa, Cl. A	95,490		13,250,192

20

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Western Union	111,031		1,410,094
Yahoo!	192,636	[a]	3,238,211
			217,921,372
Technology Hardware &
Equipment—7.7%
Amphenol, Cl. A	30,121		1,811,176
Apple	171,596		102,116,780
Cisco Systems	967,122		16,576,471
Corning	276,166		3,244,951
Dell	263,915		2,435,935
EMC	383,235	[a]	9,358,599
F5 Networks	14,796	[a]	1,220,374
FLIR Systems	29,664		576,372
Harris	21,250		972,825
Hewlett-Packard	358,343		4,963,051
Jabil Circuit	32,358		561,088
JDS Uniphase	40,459	[a]	392,048
Juniper Networks	97,886	[a]	1,621,971
Molex	25,992	[b]	675,012
Motorola Solutions	51,862		2,680,228
NetApp	67,662	[a]	1,820,108
QUALCOMM	311,428		18,241,895
SanDisk	43,445	[a]	1,814,263
Seagate Technology	65,275		1,783,313
TE Connectivity	78,900		2,539,002
Western Digital	40,015		1,369,713
Xerox	245,612		1,581,741
			178,356,916
Telecommunication Services—3.1%
AT&T	1,055,547		36,511,371
CenturyLink	113,302		4,348,531
Crown Castle International	53,997	[a]	3,604,300
Frontier Communications	184,604	[b]	871,331
MetroPCS Communications	58,241	[a]	594,641
Sprint Nextel	553,365	[a]	3,065,642

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services (continued)
Verizon Communications	521,005		23,257,663
Windstream	106,795	[b]	1,018,824
			73,272,303
Transportation—1.6%
C.H. Robinson Worldwide	29,405		1,774,004
CSX	192,742		3,945,429
Expeditors International of Washington	38,012		1,391,619
FedEx	53,917		4,959,825
Norfolk Southern	58,959		3,617,135
Ryder System	9,785		441,499
Southwest Airlines	132,827		1,171,534
Union Pacific	87,104		10,716,405
United Parcel Service, Cl. B	131,222		9,612,011
			37,629,461
Utilities—3.6%
AES	117,122		1,223,925
AGL Resources	21,260		868,046
Ameren	44,379		1,459,182
American Electric Power	88,982		3,954,360
CenterPoint Energy	76,447		1,656,606
CMS Energy	48,846		1,187,935
Consolidated Edison	53,336		3,220,428
Dominion Resources	105,761		5,582,066
DTE Energy	31,673		1,966,893
Duke Energy	129,485		8,505,870
Edison International	58,838		2,761,856
Entergy	32,538		2,361,608
Exelon	156,048		5,583,397
FirstEnergy	76,981		3,519,571
Integrys Energy Group	13,486		728,783

22

Common Stocks (continued)	Shares		Value ($)
Utilities (continued)
NextEra Energy	77,976		5,462,999
NiSource	51,415		1,309,540
Northeast Utilities	57,606		2,263,916
NRG Energy	42,844		923,717
ONEOK	38,254		1,809,414
Pepco Holdings	42,315 [b]		840,799
PG&E	77,834		3,309,502
Pinnacle West Capital	20,017		1,060,300
PPL	105,542		3,121,932
Public Service Enterprise Group	91,685		2,937,587
SCANA	24,197		1,187,589
Sempra Energy	41,488		2,893,788
Southern	160,149		7,501,379
TECO Energy	37,265		665,926
Wisconsin Energy	43,306		1,665,982
Xcel Energy	89,603		2,531,285
			84,066,181
Total Common Stocks
(cost $1,294,543,996)			2,312,659,210
	Principal
Short-Term Investments—.0%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.10%, 12/20/12
(cost $869,883)	870,000	[d]	869,884

Other Investment—.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,331,059)	12,331,059	[e]	12,331,059

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $14,944,677)	14,944,677 [e]	14,944,677
Total Investments (cost $1,322,689,615)	100.6%	2,340,804,830
Liabilities, Less Cash and Receivables	(.6%)	(13,903,852)
Net Assets	100.0%	2,326,900,978

REIT—Real Estate Investment Trust

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was
$15,819,796 and the value of the collateral held by the fund was $16,088,226, consisting of cash collateral of
$14,944,677 and U.S. Government & Agency securities valued at $1,143,549.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
Energy	11.2	Telecommunication Services	3.1
Software & Services	9.4	Banks	2.9
Pharmaceuticals,		Food & Staples Retailing	2.4
Biotech & Life Sciences	8.3	Household & Personal Products	2.4
Technology Hardware & Equipment	7.7	Real Estate	2.2
Capital Goods	7.6	Semiconductors &
Diversified Financials	6.2	Semiconductor Equipment	2.0
Food, Beverage & Tobacco	6.1	Consumer Services	1.8
Retailing	4.0	Transportation	1.6
Insurance	3.9	Short-Term/Money Market Investments	1.1
Health Care Equipment & Services	3.8	Consumer Durables & Apparel	1.0
Utilities	3.6	Commercial & Professional Services	.7
Materials	3.5	Automobiles & Components	.6
Media	3.5		100.6

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	225	15,826,500	December 2012	(379,991)

See notes to financial statements.

The Fund	25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,819,796)—Note 1(b):
Unaffiliated issuers	1,295,413,879	2,313,529,094
Affiliated issuers	27,275,736	27,275,736
Cash		2,202,088
Dividends and securities lending income receivable		2,747,945
Receivable for shares of Common Stock subscribed		488,872
		2,346,243,735
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		990,558
Liability for securities on loan—Note 1(b)		14,944,677
Payable for shares of Common Stock redeemed		3,398,126
Payable for futures variation margin—Note 4		9,000
Accrued expenses		396
		19,342,757
Net Assets ($)		2,326,900,978
Composition of Net Assets ($):
Paid-in capital		1,297,117,656
Accumulated undistributed investment income—net		31,416,211
Accumulated net realized gain (loss) on investments		(19,368,113)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($379,991) net unrealized
(depreciation) on financial futures]		1,017,735,224
Net Assets ($)		2,326,900,978
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		59,469,938
Net Asset Value, offering and redemption price per share ($)		39.13

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $2,888 foreign taxes withheld at source):
Unaffiliated issuers	50,735,674
Affiliated issuers	26,551
Income from securities lending—Note 1(b)	158,818
Interest	959
Total Income	50,922,002
Expenses:
Management fee—Note 3(a)	5,769,159
Shareholder servicing costs—Note 3(b)	5,769,159
Directors’ fees —Note 3(a,c)	111,458
Loan commitment fees—Note 2	21,854
Interest expense—Note 2	235
Total Expenses	11,671,865
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(111,458)
Net Expenses	11,560,407
Investment Income—Net	39,361,595
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	26,807,851
Net realized gain (loss) on financial futures	7,337,140
Net Realized Gain (Loss)	34,144,991
Net unrealized appreciation (depreciation) on investments	245,390,147
Net unrealized appreciation (depreciation) on financial futures	(3,718,916)
Net Unrealized Appreciation (Depreciation)	241,671,231
Net Realized and Unrealized Gain (Loss) on Investments	275,816,222
Net Increase in Net Assets Resulting from Operations	315,177,817

See notes to financial statements.

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	39,361,595	36,757,856
Net realized gain (loss) on investments	34,144,991	9,649,483
Net unrealized appreciation
(depreciation) on investments	241,671,231	131,088,444
Net Increase (Decrease) in Net Assets
Resulting from Operations	315,177,817	177,495,783
Dividends to Shareholders from ($):
Investment income—net	(35,011,268)	(34,804,705)
Net realized gain on investments	(13,904,370)	(51,832,641)
Total Dividends	(48,915,638)	(86,637,346)
Capital Stock Transactions ($):
Net proceeds from shares sold	489,324,679	531,886,911
Dividends reinvested	47,707,705	84,742,937
Cost of shares redeemed	(706,917,641)	(804,836,248)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(169,885,257)	(188,206,400)
Total Increase (Decrease) in Net Assets	96,376,922	(97,347,963)
Net Assets ($):
Beginning of Period	2,230,524,056	2,327,872,019
End of Period	2,326,900,978	2,230,524,056
Undistributed investment income—net	31,416,211	27,402,391
Capital Share Transactions (Shares):
Shares sold	13,183,860	15,132,550
Shares issued for dividends reinvested	1,396,382	2,446,143
Shares redeemed	(19,030,487)	(22,893,993)
Net Increase (Decrease) in Shares Outstanding	(4,450,245)	(5,315,300)

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	34.90	33.62	29.45	27.66	44.18
Investment Operations:
Investment income—net[a]	.63	.55	.49	.53	.66
Net realized and unrealized
gain (loss) on investments	4.38	2.00	4.19	1.93	(16.51)
Total from Investment Operations	5.01	2.55	4.68	2.46	(15.85)
Distributions:
Dividends from
investment income—net	(.56)	(.51)	(.51)	(.67)	(.67)
Dividends from net realized
gain on investments	(.22)	(.76)	—	—	—
Total Distributions	(.78)	(1.27)	(.51)	(.67)	(.67)
Net asset value, end of period	39.13	34.90	33.62	29.45	27.66
Total Return (%)	14.67	7.61	16.02	9.42	(36.38)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	1.71	1.55	1.55	2.06	1.77
Portfolio Turnover Rate	3.20	3.38	5.45	4.36	4.95
Net Assets, end of period
($ x 1,000)	2,326,901	2,230,524	2,327,872	2,238,885	2,090,178

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective is to match the performance of the Standard & Poor’s® 500 Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

30

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when

32

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	2,310,196,830	—	—	2,310,196,830
Equity Securities—
Foreign
Common Stocks†	2,462,380	—	—	2,462,380
Mutual Funds	27,275,736	—	—	27,275,736
U.S. Treasury	—	869,884	—	869,884
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(379,991)	—	—	(379,991)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized (depreciation) at period end.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012, The Bank of New York Mellon earned $68,065 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments

34

in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	51,146,476	235,562,729	274,378,146	12,331,059.5
Dreyfus
Institutional
Cash
Advantage
Fund	32,662,023	134,663,895	152,381,241	14,944,677.6
Total	83,808,499	370,226,624	426,759,387	27,275,736	1.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $33,262,099, undistributed capital gains $29,872,241 and unrealized appreciation $966,648,982.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $38,184,950 and $34,804,705 and long-term capital gains $10,730,688 and $51,832,641, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $336,507 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting

36

Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012, was approximately $19,900 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

expense, commitment fees on borrowings, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the fund and extraordinary expenses.The Manager has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the fund and to non-interested Board members. During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $111,458.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, the fund was charged $5,769,159 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $501,809 and Shareholder Services Plan fees $501,809, which are offset against an expense reimbursement currently in effect in the amount of $13,060.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex.Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2012, amounted to $72,878,766 and $206,690,799, respectively.

38

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity financial futures	35,689,723

At October 31, 2012, the cost of investments for federal income tax purposes was $1,374,155,848; accordingly, accumulated net unrealized appreciation on investments was $966,648,982, consisting of $1,141,697,601 gross unrealized appreciation and $175,048,619 gross unrealized depreciation.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Pending Legal Matters:

The fund and more than two hundred other entities have been named as defendants in two litigations pending in the U.S. District Court for the Southern District of NewYork (Deutsche BankTrust Co.Americas, et al. v. Adaly Opportunity Fund TD Secs. Inc., et al., No. 11-cv-04784 and Niese, et al. v. AllianceBernstein L.P., et al., No. 11-cv-04538) against shareholders of the Tribune Company who received payment for their shares in June or December 2007, as part of a leveraged buyout of the company (the “LBO”). Approximately one year after the LBO was concluded, the Tribune Company filed for bankruptcy. Thereafter, in approximately June 2011, certain Tribune Company creditors filed dozens of complaints in various courts throughout the country, including complaints in the two actions referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims.These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (WHP) (“Tribune MDL”)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., formerly Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC) and now S.D.N.Y. No. 12-cv-2652 (WHP)). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012,

40

among other claims, the Creditors Committee seeks recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 6,000 Tribune Company shareholders, including the fund, and a defendants class of all shareholders who tendered their Tribune Company stock in the LBO and received more than $1,175 in payments by the Tribune Company. There are 35 other counts in the Fourth Amended Complaint that do not relate to claims against shareholder defendants, but instead are brought against parties directly involved in approval or execution of the leveraged buyout.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL, which applies to all defendants (including the fund) in cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff, including the two cases listed in the first paragraph above. Briefing on this motion is scheduled to be completed in February 2013, with argument scheduled for March 2013. If successful, the motion would dismiss all cases in the Tribune MDL, except the Creditors Committee v. FitzSimons case, in full.

Per order of the Court, the Creditors Committee v. FitzSimons case remains stayed until a decision is rendered on the motion to dismiss in the other cases in the Tribune MDL. No response to that Fourth Amended Complaint is currently required.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund	41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus S&P 500 Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P 500 Index Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

42

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2012 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $38,184,950 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

Also, the fund hereby designates $.1675 per share as a long-term capital gain and $.0504 per share as a short-term capital gain distribution paid on December 28, 2011 and also designates $.0029 per share as a long-term capital gain distribution paid on March 27, 2012.

The Fund	43

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	55,806,306		2,507,179
Robin A. Melvin†	55,971,347		2,342,138
Philip L. Toia†	55,914,482		2,399,003

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

44

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1989)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	47

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and SeniorVice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

48

For More Information

Ticker Symbol: PEOPX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Purchases ($)

Dreyfus
Smallcap
Stock Index Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	UnderstandingYour Fund’s Expenses
7	ComparingYour Fund’s Expenses With Those of Other Funds
8	Statement of Investments
28	Statement of Financial Futures
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
32	Financial Highlights
33	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Proxy Results
46	Board Members Information
48	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Smallcap Stock Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Smallcap Stock Index Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Smallcap Stock Index Fund produced a total return of 13.24%.1 In comparison, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), the fund’s benchmark, produced a 13.60% total return for the same period.2,3

Despite bouts of heightened volatility, U.S. small-cap stocks generally advanced over the reporting period as domestic and global macroeconomic conditions gradually improved.The difference in returns between the fund and the S&P 600 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 600 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 600 Index by generally investing in a representative sample of the stocks listed in the S&P 600 Index.The S&P 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones.The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the wake of major stock market declines, resulting in attractive valuations across a number of market sectors and capitalization ranges in November 2011. By the beginning of 2012, U.S. stocks were rallying strongly amid encouraging macroeconomic developments, including domestic employment gains, a quantitative easing program in Europe that forestalled a more severe regional banking crisis, and less restrictive monetary and fiscal policies in China as local inflationary pressures waned. Meanwhile, corporate earnings generally remained strong for most corporations, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, and were able to focus more on company fundamentals and less on the latest news headlines.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, uncertainty intensified regarding the future of U.S. fiscal policy, and measures designed to relieve fiscal pressures in Europe encountered political resistance in some countries. The summer saw the market rally resume amid more encouraging economic news, including a falling U.S. unemployment rate and the apparent start of a recovery in domestic housing markets.As a result, the S&P 600 Index ended the reporting period with solid gains. Small-cap stocks generally produced higher returns than their midcap counterparts, but they lagged large-cap stocks.

Financial, Consumer Discretionary and Health Care Stocks Led the Small-Cap Market Higher

The small-cap stock market’s advance was supported by robust returns from the financials sector, which rebounded from relatively depressed levels during the reporting period. Real estate investment trusts (REITs) fared especially well as income-oriented investors turned to their high dividend yields in a low interest rate environment. REITs focusing on retail properties and rental apartments also benefited from greater consumer spending and downsizing by an aging U.S. population, respectively. Finally, smaller banks rallied on the strength of higher lending volumes, recovering housing markets, lack of exposure to the European financial crisis, and few regulatory concerns compared to most major banking institutions.

In the consumer discretionary sector, improved consumer spending and confidence proved beneficial to certain retailers, including those in the sporting goods, auto parts, lumber liquidation and office supplies categories. In addition, hotels and other leisure companies encountered recovering demand from more confident consumers. The health care sector climbed as a result of increased mergers-and-acquisitions activity among providers of medical equipment and supplies.

The energy sector ranked as the only segment of the S&P 600 Index to produce negative absolute returns for the reporting period, as oil drillers were undermined by declining oil and gas prices. In addition, the consumer finance industry fared relatively poorly over the reporting period when falling gold prices adversely affected pawn shops

4

and regulatory concerns hurt payday lenders.The for-profit education industry suffered amid greater regulatory scrutiny into their admission practices and graduation rates. Mergers-and-acquisitions activity waned among biotechnology firms, hurting their stock prices.

The fund successfully employed stock index futures over the reporting period to increase exposure to small-cap stocks during periods of cash inflows.

Macroeconomic Headwinds Remain

Although we have been encouraged recently by positive U.S. economic developments, we believe that heightened market volatility is likely to persist in the face of ongoing domestic and global challenges.We have continued to monitor the fund’s investments in light of current market conditions. In our experience, the fund’s broadly diversified portfolio may help limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

November 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small-cap companies often experience sharper price fluctuations than stocks of larger-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s
Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/12
	1 Year	5 Years	10 Years
Fund	13.24%	2.39%	9.86%
Standard & Poor’s SmallCap 600 Index	13.60%	2.49%	10.17%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Smallcap Stock Index Fund on 10/31/02 to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Smallcap Stock Index Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

Expenses paid per $1,000†	$2.52
Ending value (after expenses)	$1,006.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

Expenses paid per $1,000†	$2.54
Ending value (after expenses)	$1,022.62

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

October 31, 2012

Common Stocks—98.5%	Shares		Value ($)
Automobiles & Components—.4%
Drew Industries	34,192	[a]	1,082,861
Spartan Motors	84,289		396,158
Standard Motor Products	53,229		999,641
Superior Industries International	64,277		1,098,494
Winnebago Industries	43,391	[a]	546,727
			4,123,881
Banks—7.3%
Bank Mutual	52,675		237,564
Bank of the Ozarks	52,618		1,722,713
BBCN Bancorp	175,069		2,088,573
Boston Private Financial Holdings	187,901		1,732,447
Brookline Bancorp	130,665		1,108,039
City Holding	34,277	[b]	1,203,808
Columbia Banking System	94,081		1,666,175
Community Bank System	73,402		2,025,161
CVB Financial	196,482		2,125,935
Dime Community Bancshares	39,459		572,156
F.N.B	308,136		3,306,299
First BanCorp	129,472	[a,b]	548,961
First Commonwealth Financial	238,126		1,559,725
First Financial Bancorp	128,613		2,019,224
First Financial Bankshares	67,081	[b]	2,430,345
First Midwest Bancorp	183,276		2,267,124
Glacier Bancorp	144,197		2,090,857
Hanmi Financial	79,749	[a]	989,685
Home Bancshares	56,531	[b]	1,958,234
Independent Bank	47,127	[b]	1,390,718
National Penn Bancshares	306,263		2,734,929
NBT Bankcorp	74,121	[b]	1,576,554
Northwest Bancshares	201,643		2,399,552
Old National Bancorp	254,066		3,117,390
Oritani Financial	113,365		1,732,217
PacWest Bancorp	74,396		1,673,910
Pinnacle Financial Partners	86,674	[a]	1,694,477
PrivateBancorp	163,828		2,647,460
Provident Financial Services	95,144		1,427,160

8

Common Stocks (continued)	Shares		Value ($)
Banks (continued)
RLI	40,295		2,747,313
S&T Bancorp	49,864 [b]		876,110
Simmons First National, Cl. A	35,400		881,106
Sterling Bancorp	92,716		885,438
Susquehanna Bancshares	445,697		4,621,878
Texas Capital Bancshares	83,158	[a]	3,947,510
Tompkins Financial	23,416		947,880
Trustco Bank	212,764		1,187,223
UMB Financial	67,627		3,011,430
Umpqua Holdings	276,459		3,342,389
United Bankshares	96,162	[b]	2,291,540
United Community Banks	95,543	[a]	831,224
ViewPoint Financial Group	70,823		1,473,118
Wilshire Bancorp	139,791	[a]	910,039
Wintrust Financial	69,852		2,581,031
			82,582,621
Capital Goods—10.7%
A.O. Smith	90,628		5,507,464
AAON	42,472		891,063
AAR	80,184		1,209,977
Actuant, Cl. A	166,065		4,689,676
Aegion	91,284 [a]		1,686,016
Aerovironment	25,492 [a]		560,569
Albany International, Cl. A	64,852		1,424,798
American Science & Engineering	24,552		1,561,016
Apogee Enterprises	54,538		1,110,939
Applied Industrial Technologies	86,393		3,506,692
Astec Industries	36,227 [a]		1,043,338
AZZ	50,962		2,009,941
Barnes Group	111,423		2,549,358
Belden	107,868		3,861,674
Brady, Cl. A	111,396		3,426,541
Briggs & Stratton	115,710	[b]	2,285,273
Cascade	18,192		1,182,298
Ceradyne	59,962		2,096,272
CIRCOR International	36,637		1,263,610

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Comfort Systems USA	81,614		889,593
Consolidated Graphics	27,207	[a]	802,879
Cubic	41,999	[b]	2,049,551
Curtiss-Wright	103,890		3,207,084
Dycom Industries	79,666	[a]	1,134,444
EMCOR Group	156,695		5,039,311
Encore Wire	39,583		1,221,531
EnerSys	115,537	[a]	3,983,716
Engility Holdings	36,581	[a,b]	695,039
EnPro Industries	41,678	[a]	1,523,748
ESCO Technologies	65,163		2,439,703
Federal Signal	172,382	[a]	994,644
Franklin Electric	41,186		2,386,317
GenCorp	157,322	[a,b]	1,387,580
Gibraltar Industries	76,805	[a]	956,990
Griffon	71,506		725,786
II-VI	107,628	[a]	1,776,938
John Bean Technologies	62,068		957,089
Kaman	55,156		2,051,803
Kaydon	75,819		1,695,313
Lindsay	25,980	[b]	1,984,093
Lydall	33,250	[a]	429,258
Moog, Cl. A	105,281	[a]	3,896,450
Mueller Industries	84,148		3,685,682
National Presto Industries	8,056	[b]	598,964
NCI Building Systems	44,187	[a]	495,336
Orbital Sciences	130,844	[a]	1,753,310
Orion Marine Group	23,200	[a]	155,208
Powell Industries	18,807	[a]	748,142
Quanex Building Products	83,310		1,647,039
Robbins & Myers	101,573		6,021,247
Simpson Manufacturing	82,845		2,523,459
Standex International	24,955		1,153,919
Teledyne Technologies	82,349	[a]	5,272,806
Tennant	43,904		1,642,888
Toro	141,209		5,961,844

10

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Universal Forest Products	34,644		1,333,794
Vicor	37,801	[a]	241,170
Watts Water Technologies, Cl. A	72,038		2,898,089
			120,228,272
Commercial & Professional Services—3.7%
ABM Industries	95,874		1,821,606
CDI	13,960		239,972
Dolan	82,924	[a]	383,938
Encore Capital Group	48,326	[a]	1,401,454
Exponent	29,920	[a]	1,645,002
G&K Services, Cl. A	42,098		1,357,661
Geo Group	124,676		3,456,019
Healthcare Services Group	133,393		3,188,093
Heidrick & Struggles International	38,474		455,532
Insperity	60,207		1,572,005
Interface	122,546		1,753,633
Kelly Services, Cl. A	48,724		647,542
Korn/Ferry International	106,923	[a]	1,431,699
Mobile Mini	82,212	[a]	1,432,133
Navigant Consulting	127,617	[a]	1,325,941
On Assignment	96,489	[a]	1,841,010
Portfolio Recovery Associates	40,079	[a]	4,194,267
Resources Connection	99,479		1,227,571
SYKES Enterprises	104,455	[a]	1,422,677
Tetra Tech	140,882	[a]	3,654,479
TrueBlue	96,996	[a]	1,265,798
UniFirst	35,899		2,497,493
United Stationers	103,742		3,010,593
Viad	38,260		811,495
			42,037,613
Consumer Durables & Apparel—4.5%
American Greetings, Cl. A	79,720	[b]	1,368,792
Arctic Cat	32,539	[a]	1,180,190
Blyth	25,232	[b]	576,299
Brunswick	201,219		4,746,756
Callaway Golf	97,773		533,841

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Durables & Apparel (continued)
Crocs	208,072	[a]	2,621,707
Ethan Allen Interiors	58,758	[b]	1,728,073
Fifth & Pacific	232,517	[a]	2,553,037
Helen of Troy	66,418	[a]	2,007,152
Iconix Brand Group	168,626	[a]	3,121,267
iRobot	49,862	[a,b]	896,020
JAKKS Pacific	64,419	[b]	831,649
K-Swiss, Cl. A	38,118	[a,b]	86,909
La-Z-Boy	118,817	[a]	1,927,212
M/I Homes	43,006	[a]	956,884
Maidenform Brands	51,560	[a]	964,688
Meritage Homes	59,006	[a]	2,182,042
Movado Group	40,592		1,286,360
Oxford Industries	31,942		1,772,142
Perry Ellis International	24,744	[a]	510,716
Quiksilver	260,815	[a]	834,608
Ryland Group	95,387		3,230,758
Skechers USA, Cl. A	65,685	[a]	1,090,371
Standard Pacific	188,229	[a,b]	1,298,780
Steven Madden	83,234	[a]	3,572,403
Sturm Ruger & Co	41,488	[b]	1,959,478
True Religion Apparel	64,428		1,652,578
Universal Electronics	30,673	[a]	526,349
Wolverine World Wide	105,458		4,415,526
			50,432,587
Consumer Services—4.0%
American Public Education	46,983	[a,b]	1,711,591
Biglari Holdings	2,550	[a]	901,706
BJ’s Restaurants	45,968	[a,b]	1,519,242
Boyd Gaming	125,588	[a,b]	774,878
Buffalo Wild Wings	37,171	[a,b]	2,823,137
Capella Education	35,639	[a]	1,112,650
Career Education	106,256	[a]	361,270
CEC Entertainment	50,602		1,568,662
Coinstar	73,997	[a,b]	3,473,419
Corinthian Colleges	192,110	[a,b]	524,460
Cracker Barrel Old Country Store	52,634		3,350,154

12

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
DineEquity	28,978	[a]	1,816,921
Hillenbrand	137,666		2,818,023
Interval Leisure Group	79,095		1,507,551
Jack in the Box	102,058	[a]	2,654,529
Lincoln Educational Services	51,385		190,638
Marcus	58,032		632,549
Marriott Vacations Worldwide	63,994	[a]	2,517,524
Monarch Casino & Resort	17,578 [a]		160,311
Multimedia Games
Holding Company	75,051	[a]	1,193,311
Papa John’s International	46,648	[a]	2,487,271
Pinnacle Entertainment	143,133	[a]	1,826,377
Red Robin Gourmet Burgers	35,991	[a]	1,202,099
Ruby Tuesday	146,894 [a]		1,060,575
Ruth’s Hospitality Group	69,909	[a]	464,895
SHFL entertainment	146,090	[a]	2,064,252
Sonic	157,231 [a]		1,567,593
Texas Roadhouse	134,797		2,194,495
Universal Technical Institute	60,959		781,494
			45,261,577
Diversified Financials—2.5%
Calamos Asset Management, Cl. A	45,930		496,044
Cash America International	75,599		2,955,165
EZCORP, Cl. A	99,992	[a]	1,965,843
Financial Engines	83,774	[a,b]	2,011,414
First Cash Financial Services	61,709	[a]	2,755,924
HFF, Cl. A	66,453	[a]	925,690
Interactive Brokers Group, Cl. A	108,033		1,539,470
Investment Technology Group	89,578	[a]	756,038
MarketAxess Holdings	83,330		2,603,229
Piper Jaffray	29,132	[a]	782,194
Prospect Capital	298,061 [b]		3,529,042
Stifel Financial	113,168	[a]	3,587,426
SWS Group	69,389 [a]		394,823
Virtus Investment Partners	13,823	[a,b]	1,327,008
World Acceptance	33,778 [a,b]		2,255,019
			27,884,329

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—4.0%
Approach Resources	67,605	[a,b]	1,665,111
Basic Energy Services	61,478	[a,b]	638,756
Bristow Group	84,583		4,222,383
Carrizo Oil & Gas	81,166	[a]	2,176,872
Cloud Peak Energy	114,485	[a]	2,415,634
Comstock Resources	87,454	[a]	1,497,213
Contango Oil & Gas	34,390	[a]	1,690,612
Exterran Holdings	141,829	[a]	2,833,743
Geospace Technologies	28,256	[a]	1,829,011
Gulf Island Fabrication	30,108		714,463
Gulfport Energy	103,704	[a]	3,440,899
Hornbeck Offshore Services	74,032	[a]	2,564,468
ION Geophysical	304,714	[a]	1,968,452
Lufkin Industries	69,991	[b]	3,500,250
Matrix Service	65,606	[a]	688,207
PDC Energy	61,300	[a]	1,855,551
Penn Virginia	89,945		406,551
PetroQuest Energy	105,144	[a,b]	641,378
Pioneer Energy Services	123,484	[a]	814,994
SEACOR Holdings	48,562	[a]	4,259,373
Stone Energy	115,006	[a]	2,712,992
Swift Energy	97,977	[a]	1,637,196
TETRA Technologies	178,813	[a]	956,650
			45,130,759
Food & Staples Retailing—1.1%
Andersons	44,059		1,730,638
Casey’s General Stores	85,735		4,419,639
Nash Finch	28,940		556,516
Spartan Stores	55,528		797,382
United Natural Foods	102,555	[a]	5,460,028
			12,964,203
Food, Beverage & Tobacco—2.6%
Alliance One International	154,713	[a]	470,328
B&G Foods	103,208		3,124,106
Boston Beer, Cl. A	21,713	[a,b]	2,335,885
Cal-Maine Foods	29,253	[b]	1,261,682

14

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Calavo Growers	25,423	[b]	600,237
Darling International	268,335	[a]	4,435,578
Diamond Foods	43,906	[b]	813,139
Hain Celestial Group	94,650	[a]	5,470,770
J&J Snack Foods	32,700		1,872,729
Sanderson Farms	39,564		1,791,854
Seneca Foods, Cl. A	20,597	[a]	588,765
Snyders-Lance	91,597		2,321,068
TreeHouse Foods	76,911	[a]	4,118,584
			29,204,725
Health Care Equipment & Services—7.1%
Abaxis	43,744	[a]	1,608,904
Air Methods	22,525	[a]	2,469,416
Align Technology	149,880	[a]	3,983,810
Almost Family	20,005	[a]	414,704
Amedisys	52,896	[a,b]	583,972
AMN Healthcare Services	54,350	[a]	539,152
AmSurg	78,542	[a]	2,240,018
Analogic	31,671		2,332,886
Bio-Reference Labs	55,850	[a,b]	1,550,396
Cantel Medical	50,595		1,315,976
Centene	112,302	[a]	4,265,230
Chemed	47,576		3,199,486
Computer Programs & Systems	18,947		924,803
CONMED	77,646		2,147,688
CorVel	18,192	[a]	773,706
Cross Country Healthcare	71,128	[a]	312,963
CryoLife	117,742		728,823
Cyberonics	59,025	[a]	2,729,906
Ensign Group	25,389		740,343
Gentiva Health Services	55,975	[a]	526,165
Greatbatch	69,251	[a]	1,522,137
Haemonetics	61,186	[a]	4,998,896
Hanger	67,804	[a]	1,718,831
HealthStream	44,056	[a]	1,125,190
Healthways	75,293	[a]	732,601

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
ICU Medical	31,890	[a]	1,892,034
Integra LifeSciences Holdings	51,539	[a]	1,971,367
Invacare	90,409		1,234,083
IPC The Hospitalist	28,880	[a]	996,071
Kindred Healthcare	96,310	[a]	943,838
Landauer	16,638	[b]	964,172
LHC Group	35,571	[a]	623,204
Magellan Health Services	66,512	[a]	3,335,577
Medidata Solutions	49,925	[a]	2,097,849
Meridian Bioscience	77,987		1,540,243
Merit Medical Systems	75,147	[a]	1,085,123
Molina Healthcare	63,892	[a]	1,601,772
MWI Veterinary Supply	24,132	[a]	2,534,343
Natus Medical	61,408	[a]	693,910
Neogen	44,575	[a]	1,907,364
NuVasive	82,986	[a]	1,196,658
Omnicell	75,893	[a]	1,106,520
Palomar Medical Technologies	27,654	[a]	238,654
PharMerica	80,886	[a]	988,427
PSS World Medical	106,821	[a]	3,057,217
Quality Systems	84,599	[b]	1,476,253
SurModics	25,403	[a]	456,746
Symmetry Medical	86,143	[a]	789,070
West Pharmaceutical Services	79,881		4,303,189
			80,519,686
Household & Personal Products—.6%
Central Garden & Pet, Cl. A	124,624	[a]	1,404,513
Inter Parfums	35,136		641,583
Medifast	43,955	[a,b]	1,121,732
Prestige Brands Holdings	96,638	[a]	1,680,535
WD-40	35,334	[b]	1,691,085
			6,539,448
Insurance—2.2%
AMERISAFE	38,602	[a]	1,013,303
eHealth	60,882	[a]	1,321,139
Employers Holdings	61,224		1,117,338

16

Common Stocks (continued)	Shares		Value ($)
Insurance (continued)
Horace Mann Educators	90,463		1,737,794
Infinity Property & Casualty	27,991		1,598,566
Meadowbrook Insurance Group	114,665		644,417
National Financial Partners	103,295	[a,b]	1,895,463
Navigators Group	27,164 [a]		1,441,865
Presidential Life	45,610	[b]	637,628
ProAssurance	68,633		6,135,790
Safety Insurance Group	28,970		1,342,760
Selective Insurance Group	108,384		2,004,020
Stewart Information Services	58,941	[b]	1,374,504
Tower Group	83,113		1,497,696
United Fire Group	44,689		1,062,258
			24,824,541
Materials—6.0%
A. Schulman	69,849		1,792,325
A.M. Castle & Co.	32,272 [a,b]		392,105
AK Steel Holding	235,148 [b]		1,185,146
AMCOL International	48,698		1,537,883
American Vanguard	47,724		1,705,179
Balchem	57,370		1,998,197
Buckeye Technologies	98,074		2,569,539
Calgon Carbon	107,351	[a]	1,330,079
Century Aluminum	139,770	[a]	999,356
Clearwater Paper	47,598 [a]		1,882,025
Deltic Timber	19,414		1,317,434
Eagle Materials	97,441		5,161,450
Glatfelter	95,424		1,699,501
Globe Specialty Metals	135,173		2,031,650
H.B. Fuller	103,071		3,133,358
Hawkins	19,754 [b]		772,381
Haynes International	28,237		1,431,051
Headwaters	128,136 [a]		921,298
Innophos Holdings	48,682		2,319,697
Kaiser Aluminum	39,449		2,389,820
KapStone Paper and Packaging	87,960	[a]	1,932,481
Koppers Holdings	48,875		1,744,838

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Kraton Performance Polymers	68,680	[a]	1,498,598
LSB Industries	48,120	[a]	1,937,792
Materion	52,121		1,091,935
Myers Industries	93,098		1,380,643
Neenah Paper	43,859		1,135,948
Olympic Steel	22,802		410,436
OM Group	68,380	[a]	1,383,327
PolyOne	192,877		3,651,162
Quaker Chemical	28,901		1,531,464
RTI International Metals	64,780	[a]	1,476,336
Schweitzer-Mauduit International	80,124		2,806,744
Stepan	18,655		1,787,149
SunCoke Energy	154,906	[a]	2,489,339
Texas Industries	54,053	[a,b]	2,331,306
Tredegar	46,188		783,810
Wausau Paper	99,415		822,162
Zep	49,942	[b]	715,669
			67,480,613
Media—.6%
Arbitron	67,570		2,456,845
Digital Generation	40,838	[a,b]	379,793
E.W. Scripps, Cl. A	81,503	[a]	864,747
Harte-Hanks	94,389		525,747
Live Nation	329,170	[a]	3,011,906
			7,239,038
Pharmaceuticals, Biotech &
Life Sciences—3.2%
Acorda Therapeutics	89,362	[a]	2,140,220
Affymetrix	167,431	[a,b]	530,756
Akorn	151,939	[a]	1,824,787
ArQule	98,879	[a]	248,186
Cambrex	82,427	[a]	995,718
Cubist Pharmaceuticals	134,326	[a]	5,762,585
Emergent BioSolutions	53,750	[a]	714,338
Enzo Biochem	76,337	[a]	152,674
Hi-Tech Pharmacal	17,970	[a]	563,360

18

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Luminex	85,692	[a]	1,377,927
Medicines	125,947	[a]	2,760,758
Momenta Pharmaceuticals	100,470	[a,b]	1,273,960
PAREXEL International	138,734	[a]	4,257,746
Questcor Pharmaceuticals	139,730	[b]	3,560,320
Salix Pharmaceuticals	114,329	[a]	4,463,404
Spectrum Pharmaceuticals	114,974	[a,b]	1,283,110
ViroPharma	160,387	[a]	4,049,772
			35,959,621
Real Estate—8.4%
Acadia Realty Trust	98,831	[c]	2,537,980
Cedar Realty Trust	117,318	[c]	620,612
Colonial Properties Trust	203,555	[c]	4,402,895
Cousins Properties	241,669	[c]	2,032,436
DiamondRock Hospitality	421,585	[c]	3,575,041
EastGroup Properties	57,521	[c]	2,994,543
Entertainment Properties Trust	111,547	[c]	4,958,264
Extra Space Storage	219,903	[c]	7,584,455
Forestar Group	86,174	[a]	1,379,646
Franklin Street Properties	163,753	[c]	1,868,422
Getty Realty	60,721	[b,c]	1,111,802
Government Properties Income Trust	96,238	[b,c]	2,135,521
Healthcare Realty Trust	174,061	[c]	4,088,693
Inland Real Estate	187,826	[c]	1,534,538
Kilroy Realty	156,328	[c]	6,942,526
Kite Realty Group Trust	184,967	[c]	1,011,769
LaSalle Hotel Properties	204,697	[c]	4,900,446
Lexington Realty Trust	362,446	[b,c]	3,439,613
LTC Properties	64,594	[c]	2,132,248
Medical Properties Trust	285,539	[c]	3,277,988
Mid-America Apartment Communities	87,807	[c]	5,681,991
Parkway Properties	55,873	[c]	769,371
Pennsylvania Real Estate Investment Trust	134,683	[c]	2,226,310
Post Properties	125,377	[c]	6,119,651
PS Business Parks	45,955	[c]	2,947,094

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
Sabra Healthcare REIT	80,067	[c]	1,779,089
Saul Centers	19,393	[c]	839,135
Sovran Self Storage	64,282	[c]	3,715,500
Tanger Factory Outlet Centers	197,175	[c]	6,205,097
Universal Health Realty Income Trust	27,265	[c]	1,347,982
Urstadt Biddle Properties, Cl. A	59,422	[c]	1,125,453
			95,286,111
Retailing—5.5%
Big 5 Sporting Goods	46,114		411,798
Blue Nile	28,738	[a,b]	1,085,434
Brown Shoe	82,224		1,297,495
Buckle	60,171		2,717,924
Cato, Cl. A	68,122		1,933,302
Children’s Place Retail Stores	57,271	[a]	3,346,345
Christopher & Banks	79,127	[a]	246,876
Finish Line, Cl. A	117,208		2,438,512
Fred’s, Cl. A	85,599		1,159,866
Genesco	54,750	[a]	3,137,175
Group 1 Automotive	49,532	[b]	3,071,479
Haverty Furniture	28,942		434,419
Hibbett Sports	64,051	[a]	3,458,114
Hot Topic	97,740		840,564
JOS. A. Bank Clothiers	54,235	[a]	2,537,656
Kirkland’s	33,038	[a]	316,834
Lithia Motors, Cl. A	44,011		1,505,176
Lumber Liquidators Holdings	60,574	[a,b]	3,381,241
MarineMax	45,416	[a]	373,774
Men’s Wearhouse	113,950		3,736,421
Monro Muffler Brake	68,014	[b]	2,307,035
NutriSystem	69,598	[b]	670,229
OfficeMax	152,121		1,118,089
PEP Boys-Manny Moe & Jack	116,891	[b]	1,167,741
PetMed Express	49,956	[b]	544,520
Pool	107,916		4,545,422
Rue21	34,618	[a,b]	1,042,348

20

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Select Comfort	123,426	[a]	3,434,946
Sonic Automotive, Cl. A	82,396		1,598,482
Stage Stores	75,269		1,844,091
Stein Mart	53,935	[a]	423,929
Tuesday Morning	107,609	[a]	642,426
Vitamin Shoppe	65,418	[a]	3,744,526
VOXX International	48,992	[a]	304,730
Zale	60,203	[a]	432,258
Zumiez	49,385	[a,b]	1,249,934
			62,501,111
Semiconductors & Semiconductor
Equipment—4.7%
Advanced Energy Industries	73,524	[a]	868,318
ATMI	84,720	[a]	1,673,220
Brooks Automation	152,803		1,103,238
Cabot Microelectronics	54,929		1,636,884
Ceva	59,795	[a]	905,894
Cirrus Logic	140,710	[a]	5,735,340
Coherent	52,816	[a]	2,411,050
Cohu	46,209		406,639
Cymer	63,183	[a]	5,035,053
Diodes	74,566	[a]	1,130,421
DSP Group	61,946	[a]	340,703
Entropic Communications	229,214	[a,b]	1,102,519
Exar	73,738	[a]	630,460
GT Advanced Technologies	271,748	[a,b]	1,179,386
Hittite Microwave	56,422	[a]	3,195,742
Kopin	154,486	[a]	580,867
Kulicke & Soffa Industries	191,971	[a]	1,969,622
Micrel	130,523		1,264,768
Microsemi	189,851	[a]	3,645,139
MKS Instruments	123,669		2,922,298
Monolithic Power Systems	71,226	[a]	1,383,921
Nanometrics	37,448	[a]	515,284
Pericom Semiconductor	59,007	[a]	456,124

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Power Integrations	62,683		1,854,163
Rubicon Technology	23,377	[a,b]	203,146
Rudolph Technologies	87,315	[a]	830,366
Sigma Designs	82,778	[a]	491,701
STR Holdings	91,120	[a,b]	195,908
Supertex	18,652	[a]	356,440
Tessera Technologies	120,287		1,704,467
TriQuint Semiconductor	340,245	[a]	1,599,152
Ultratech	55,116	[a]	1,703,636
Veeco Instruments	82,738	[a,b]	2,540,057
Volterra Semiconductor	59,970	[a]	1,089,655
			52,661,581
Software & Services—7.2%
Blackbaud	90,103		2,141,748
Blucora	87,988	[a]	1,544,189
Bottomline Technologies	72,167	[a]	1,688,708
CACI International, Cl. A	55,581	[a,b]	2,802,950
Cardtronics	85,927	[a]	2,441,186
CIBER	177,403	[a]	553,497
CommVault Systems	95,309	[a]	5,953,953
comScore	57,357	[a]	812,749
CSG Systems International	90,957	[a]	1,874,624
DealerTrack Holdings	86,353	[a]	2,360,028
Dice Holdings	123,211	[a,b]	1,087,953
Digital River	94,559	[a]	1,355,976
Ebix	81,229	[b]	1,769,980
EPIQ Systems	74,058		904,248
ExlService Holdings	56,505	[a]	1,674,808
Forrester Research	31,469		910,713
Heartland Payment Systems	92,524		2,413,026
Higher One Holdings	59,248	[a,b]	748,302
iGATE	73,292	[a]	1,176,337
Interactive Intelligence Group	27,739	[a]	879,604
j2 Global	99,621	[b]	2,992,615

22

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
JDA Software Group	98,728	[a]	3,765,486
Liquidity Services	46,551	[a]	1,919,298
LivePerson	97,299	[a]	1,526,621
LogMeIn	44,876	[a]	1,107,540
Manhattan Associates	49,699	[a]	2,981,940
MAXIMUS	81,150		4,477,857
MicroStrategy, Cl. A	18,979	[a]	1,792,946
Monotype Imaging Holdings	75,966		1,163,039
NCI, Cl. A	14,934	[a,b]	83,929
NetScout Systems	82,282	[a]	2,034,834
OpenTable	51,494	[a,b]	2,418,673
Opnet Technologies	31,907	[b]	1,353,814
Perficient	67,178	[a]	763,814
Progress Software	142,093	[a]	2,802,074
QuinStreet	58,354	[a,b]	357,126
Sourcefire	63,869	[a]	2,732,955
Stamps.com	28,963	[a]	797,062
Synchronoss Technologies	59,538	[a]	1,219,934
Take-Two Interactive Software	184,004	[a]	2,051,645
TeleTech Holdings	74,350	[a]	1,252,054
Tyler Technologies	64,930	[a]	3,104,303
United Online	202,857		1,087,314
VASCO Data Security International	64,015	[a]	453,226
Virtusa	33,896	[a]	581,655
Websense	105,612	[a]	1,396,191
XO Group	56,476	[a]	454,632
			81,767,156
Technology Hardware &
Equipment—6.0%
3D Systems	100,445	[a,b]	4,369,358
Agilysys	56,250	[a,b]	459,563
Anixter International	63,065		3,696,870
Arris Group	258,333	[a]	3,549,495
Avid Technology	57,943	[a]	340,125
Badger Meter	32,008		1,371,223

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Technology Hardware &
Equipment (continued)
Bel Fuse, Cl. B	27,512		455,599
Benchmark Electronics	116,662	[a]	1,728,931
Black Box	34,697		760,558
Checkpoint Systems	82,131	[a]	666,904
Cognex	88,573		3,229,372
Comtech Telecommunications	53,484		1,346,192
CTS	90,241		747,196
Daktronics	92,118		807,875
Digi International	54,924	[a]	517,384
DTS	40,920	[a]	858,502
Electro Scientific Industries	58,052		619,995
FARO Technologies	31,222	[a]	1,255,124
FEI	84,303		4,640,880
Harmonic	288,578	[a]	1,252,429
Insight Enterprises	114,107	[a]	1,845,110
Intermec	98,729	[a]	669,383
Intevac	49,429	[a]	247,145
Littelfuse	50,406		2,701,762
Measurement Specialties	32,837	[a]	1,070,815
Mercury Computer Systems	68,529	[a]	561,595
Methode Electronics	105,986		1,072,578
MTS Systems	35,026		1,765,661
NETGEAR	84,529	[a]	3,001,625
Newport	92,000	[a]	995,440
Novatel Wireless	71,100	[a]	117,315
Oplink Communications	41,051	[a]	610,018
OSI Systems	42,753	[a]	3,388,175
Park Electrochemical	51,185		1,270,412
PC-Tel	37,611		245,224
Plexus	81,270	[a]	2,186,976
Radisys	59,131	[a]	167,932

24

Common Stocks (continued)	Shares		Value ($)
Technology Hardware &
Equipment (continued)
Rofin-Sinar Technologies	65,333	[a]	1,189,714
Rogers	37,148	[a]	1,464,003
ScanSource	51,569	[a]	1,508,393
Super Micro Computer	50,528	[a]	399,676
Symmetricom	111,780	[a]	687,447
Synaptics	74,971	[a,b]	1,736,328
SYNNEX	63,986	[a]	2,072,507
TTM Technologies	103,029	[a]	927,261
ViaSat	84,994	[a,b]	3,301,167
			67,877,237
Telecommunication
Services—.5%
Atlantic Tele-Network	18,694		774,679
Cbeyond	58,985	[a]	451,825
Cincinnati Bell	369,153	[a]	1,923,287
General Communication, Cl. A	93,140	[a]	814,044
Lumos Networks	30,404		239,279
Neutral Tandem	83,526		385,890
NTELOS Holdings	30,404		463,661
USA Mobility	63,385		700,404
			5,753,069
Transportation—1.6%
Allegiant Travel	31,317	[a]	2,277,999
Arkansas Best	64,001		515,208
Forward Air	75,016		2,503,284
Heartland Express	116,072		1,619,204
Hub Group, Cl. A	74,305	[a]	2,304,198
Knight Transportation	127,037		1,920,799
Old Dominion Freight Line	152,559	[a]	5,116,829
SkyWest	116,730		1,278,194
			17,535,715

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities—4.1%
Allete	82,943		3,452,088
American States Water	44,552		1,961,179
Avista	122,327		3,109,552
CH Energy Group	38,408	[b]	2,497,672
El Paso Electric	94,718		3,219,465
Laclede Group	52,551		2,188,224
New Jersey Resources	84,292		3,747,622
Northwest Natural Gas	60,465		2,813,436
NorthWestern	87,901		3,147,735
Piedmont Natural Gas	147,365		4,696,523
South Jersey Industries	60,848		3,078,300
Southwest Gas	104,773		4,554,482
UIL Holdings	103,003		3,725,619
UNS Energy	82,319		3,510,082
			45,701,979
Total Common Stocks
(cost $922,404,528)			1,111,497,473
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.10%, 12/20/12
(cost $934,869)	935,000	[d]	934,876

Other Investment—1.3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $14,458,071)	14,458,071	[e]	14,458,071

26

Investment of Cash Collateral
for Securities Loaned—8.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $93,317,744)	93,317,744 [e]	93,317,744
Total Investments (cost $1,031,115,212)	108.2%	1,220,208,164
Liabilities, Less Cash and Receivables	(8.2%)	(92,278,133)
Net Assets	100.0%	1,127,930,031

REIT—Real Estate Investment Trust

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was
$93,607,518 and the value of the collateral held by the fund was $95,441,687, consisting of cash collateral of
$93,317,744 and U.S. Government and Agency securities valued at $2,123,943.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	10.7	Energy	4.0
Short-Term/		Commercial & Professional Services	3.7
Money Market Investments	9.7	Pharmaceuticals,
Real Estate	8.4	Biotech & Life Sciences	3.2
Banks	7.3	Food, Beverage & Tobacco	2.6
Software & Services	7.2	Diversified Financials	2.5
Health Care Equipment & Services	7.1	Insurance	2.2
Materials	6.0	Transportation	1.6
Technology Hardware & Equipment	6.0	Food & Staples Retailing	1.1
Retailing	5.5	Media	.6
Semiconductors &		Household & Personal Products	.6
Semiconductor Equipment	4.7	Telecommunication Services	.5
Consumer Durables & Apparel	4.5	Automobiles & Components	.4
Utilities	4.1
Consumer Services	4.0		108.2

† Based on net assets.
See notes to financial statements.

The Fund	27

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012	($)
Financial Futures Long
Russell 2000 Mini	187	15,264,810	December 2012	(353,360)

See notes to financial statements.

28

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $93,607,518)—Note 1(b):
Unaffiliated issuers	923,339,397	1,112,432,349
Affiliated issuers	107,775,815	107,775,815
Cash		3,237,312
Receivable for shares of Common Stock subscribed		927,995
Dividends and securities lending income receivable		657,052
Receivable for futures variation margin—Note 4		90,264
Receivable for investment securities sold		65,305
		1,225,186,092
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3 (b)		473,511
Liability for securities on loan—Note 1(b)		93,317,744
Payable for investment securities purchased		2,175,655
Payable for shares of Common Stock redeemed		1,288,960
Accrued expenses		191
		97,256,061
Net Assets ($)		1,127,930,031
Composition of Net Assets ($):
Paid-in capital		911,136,393
Accumulated undistributed investment income—net		8,698,697
Accumulated net realized gain (loss) on investments		19,355,349
Accumulated net unrealized appreciation (depreciation)
on investments [including ($353,360) net unrealized
(depreciation) on financial futures]		188,739,592
Net Assets ($)		1,127,930,031
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		51,379,164
Net Asset Value, offering and redemption price per share ($)		21.95

See notes to financial statements.

The Fund	29

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	15,125,947
Affiliated issuers	9,409
Income from securities lending—Note 1(b)	919,898
Interest	651
Total Income	16,055,905
Expenses:
Management fee—Note 3(a)	2,736,705
Shareholder servicing costs—Note 3(b)	2,736,705
Directors’ fees —Note 3(a,c)	53,111
Loan commitment fees—Note 2	10,368
Total Expenses	5,536,889
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(53,111)
Net Expenses	5,483,778
Investment Income—Net	10,572,127
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	30,412,534
Net realized gain (loss) on financial futures	2,080,978
Net Realized Gain (Loss)	32,493,512
Net unrealized appreciation (depreciation) on investments	89,470,436
Net unrealized appreciation (depreciation) on financial futures	(1,501,128)
Net Unrealized Appreciation (Depreciation)	87,969,308
Net Realized and Unrealized Gain (Loss) on Investments	120,462,820
Net Increase in Net Assets Resulting from Operations	131,034,947

See notes to financial statements.

30

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	10,572,127	7,571,495
Net realized gain (loss) on investments	32,493,512	34,205,799
Net unrealized appreciation
(depreciation) on investments	87,969,308	64,210,755
Net Increase (Decrease) in Net Assets
Resulting from Operations	131,034,947	105,988,049
Dividends to Shareholders from ($):
Investment income—net	(5,417,284)	(8,350,465)
Net realized gain on investments	(36,365,943)	(21,136,380)
Total Dividends	(41,783,227)	(29,486,845)
Capital Stock Transactions ($):
Net proceeds from shares sold	367,884,451	427,754,804
Dividends reinvested	40,209,530	28,316,048
Cost of shares redeemed	(395,072,263)	(509,615,242)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	13,021,718	(53,544,390)
Total Increase (Decrease) in Net Assets	102,273,438	22,956,814
Net Assets ($):
Beginning of Period	1,025,656,593	1,002,699,779
End of Period	1,127,930,031	1,025,656,593
Undistributed investment income—net	8,698,697	3,543,854
Capital Share Transactions (Shares):
Shares sold	17,292,143	20,720,978
Shares issued for dividends reinvested	2,043,682	1,370,453
Shares redeemed	(18,694,097)	(24,634,466)
Net Increase (Decrease) in Shares Outstanding	641,728	(2,543,035)

See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	20.21	18.82	15.04	15.71	25.45
Investment Operations:
Investment income—net[a]	.20	.14	.11	.15	.22
Net realized and unrealized
gain (loss) on investments	2.39	1.80	3.80	.45	(7.85)
Total from Investment Operations	2.59	1.94	3.91	.60	(7.63)
Distributions:
Dividends from
investment income—net	(.11)	(.16)	(.13)	(.23)	(.15)
Dividends from net realized
gain on investments	(.74)	(.39)	—	(1.04)	(1.96)
Total Distributions	(.85)	(.55)	(.13)	(1.27)	(2.11)
Net asset value, end of period	21.95	20.21	18.82	15.04	15.71
Total Return (%)	13.24	10.29	26.08	5.43	(32.21)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.97	.68	.65	1.11	1.09
Portfolio Turnover Rate	14.64	22.25	20.72	25.48	31.84
Net Assets, end of period
($ x 1,000)	1,127,930	1,025,657	1,002,700	804,184	734,645

a Based on average shares outstanding at each month end.
See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to match the performance of the Standard & Poor’s® SmallCap 600 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

34

price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	1,111,497,473	—	—	1,111,497,473
Mutual Funds	107,775,815	—	—	107,775,815
U.S. Treasury	—	934,876	—	934,876
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(353,360)	—	—	(353,360)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

36

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012,The Bank of New York Mellon earned $306,633 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012( $)	Assets (%)

Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	10,549,280	190,311,917	186,403,126	14,458,071	1.3
Dreyfus
Institutional
Cash
Advantage
Fund	—	334,200,106	240,882,362	93,317,744	8.3
Total	10,549,280	524,512,023	427,285,488	107,775,815	9.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

38

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,446,016, undistributed captain gains $30,280,675 and unrealized appreciation $176,066,947.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $11,863,852 and $8,350,465 and long-term capital gains $29,919,375 and $21,136,380, respectively.

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the fund and extraordinary expenses.The Manager has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the fund and to non-interested Board members. During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $53,111.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets.The services provided may

40

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, the fund was charged $2,736,705 pursuant to the Shareholder Services Plan.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $239,778 and Shareholder Services Plan fees $239,778, which are offset against an expense reimbursement currently in effect in the amount of $6,045.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2012, amounted to $158,531,139 and $179,728,328, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity financial futures	12,884,642

At October 31, 2012, the cost of investments for federal income tax purposes was $1,044,141,217; accordingly, accumulated net unrealized appreciation on investments was $176,066,947, consisting of $288,992,286 gross unrealized appreciation and $112,925,339 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Smallcap Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Smallcap Stock Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Smallcap Stock Index Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

The Fund	43

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 92.83% of the ordinary dividends paid during the fiscal year ended October 31, 2012 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,077,270 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.Also, the fund hereby designates $.6021 per share as a long-term capital gain and $.1309 per share as a short-term capital gain distribution paid on December 28, 2011 and also designates $.0051 per share as a long-term capital gain distribution paid on March 27, 2012.

44

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	55,806,306		2,507,179
Robin A. Melvin†	55,971,347		2,342,138
Philip L. Toia†	55,914,482		2,399,003

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1989)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

46

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

48

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and SeniorVice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	49

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $101,544 in 2011 and $103,338 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,000 in 2011 and $18,000 in 2012.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $23,422 in 2011 and $30,188 in 2012.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

3

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,393 in 2011 and $3,907 in 2012.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,299,198 in 2011 and $47,346,640 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

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                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Index Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)